EXHIBIT 10.1

Execution Counterpart

PURCHASE AND SALE AGREEMENT

This Agreement (this "Agreement") is made and entered into as of the Effective Date (as hereinafter defined) by and between SDI SHREVEPORT, LTD., a Texas limited partnership (hereinafter referred to as "Seller"), and INLAND REAL ESTATE ACQUISITIONS, INC., or assigns (hereinafter referred to as "Buyer").

WITNESSETH:

ARTICLE 1.

PURCHASE AND SALE

Subject to the terms hereof and for the consideration hereinafter stated, Seller agrees to sell and Buyer agrees to purchase the following:

1.01

Real Property.  Those certain tracts or parcels of land situated in Shreveport, Louisiana, being more particularly described on Exhibit 1.01 attached hereto and made a part hereof for all purposes, together with all rights and appurtenances pertaining to the land, including any right, title and interest of Seller in and to adjacent public roadways, public alleys or easements (the "Real Property");

1.02

Improvements.  The improvements on the Real Property owned by Seller, including, without limitation, the shopping center facility located thereon, the paved parking areas and driveways or other appurtenances (the "Improvements");

1.03

Personal Property.  All fixtures and personal property owned by Seller located on or attached to the Real Property and Improvements (the "Personal Property");

1.04

Leases and Deposits.  Seller's interest in all leases, subleases, licenses, occupancy agreements or other agreements (whether written or verbal, now or hereafter in effect) that grant a possessory or other right in and to any space in the Property or that otherwise have rights with regard to the use of the Property, if any, (the "Leases"), and all prepaid rents and deposits, security or otherwise, made by tenants holding the Leases (the "Deposits"); and

1.05

Intangibles.  Seller's interest in any and all contracts or agreements,  maintenance, service or utility contracts (the "Contracts"), to the extent Buyer elects to take assignment of the Contracts, including without limitation; presently existing third-party warranties (including roof warranties, at Seller’s expense), guaranties, indemnities and claims; licenses, permits or similar documents relating to the Real Property and Improvements; all records including, without limitation, correspondence of Seller relating to the development, construction, leasing and operation of the Property in Seller's possession; all tradenames, trademarks and other identifications of the Property

126424.7

and its operations; all plans, specifications, surveys, environmental reports, soil testing and reports, ADA, health, and safety reports and audits that pertain to the Property or its operation; and all other items of intangible personal property, owned or held by Seller that relate in any way to the ownership, construction, development, use, leasing, maintenance, service or operation of the Real Property or Improvements (the "Intangibles").

The Real Property, the Improvements, the Personal Property, the Leases, the Deposits and the Intangibles are hereinafter sometimes collectively referred to as the "Property."

ARTICLE 2.

SALES PRICE

The sales price of the Property ("Sales Price") shall be $43,453,000.00, payable in cash or immediately available bank funds at Closing as adjusted pursuant to the terms and provisions of this Agreement.

ARTICLE 3.

EARNEST MONEY

3.01.

Deposit.  Within three (3) business days after the Effective Date, Buyer shall deposit with Chicago Title Insurance Company (“Title Company”) at its offices at 171 N. Clark Street, Chicago, Illinois, Attn:  Nancy Castro, Telephone:  (312) 223-2709, email nancy.castro@ctt.com (the “Escrow Agent”) using Fidelity National Title Insurance Company, 1900 West Loop South, Suite 760, Houston, Texas 77027, Attention: Margo Chatham; Telephone (713) 986-0713; Email MChatham@fnf.com, as its local agent, the sum of $435,000.00 to be held by the Title Company as earnest money in accordance with the terms of this Agreement.  All earnest money deposited in accordance with this Article shall hereinafter be referred to as the "Earnest Money."  At closing ("Closing"), the Earnest Money shall be applied to the Sales Price of the Property.   If the purchase and sale of the Property does not close as provided herein, the Earnest Money shall be remitted to Buyer or Seller as otherwise provided herein.

3.02.

Interest.  If requested by the Buyer, the Title Company shall hold the Earnest Money in an interest bearing account.  All interest accruing on the Earnest Money shall be for the benefit of Buyer.

3.03.

Independent Contract Consideration.  Within three (3) business days following the Effective Date, Buyer shall deliver to Seller its check in the amount of $100.00 (the "Independent Contract Consideration"), which amount the parties bargained for and agreed to as consideration for Seller's grant to Buyer of Buyer's exclusive right to purchase the Property pursuant to the terms hereof and for Seller's execution, delivery and performance of this Agreement.  This Independent Contract Consideration is in addition to and independent of any other consideration or payment provided in this Agreement, is non-refundable under any circumstances, and shall be retained by Seller notwithstanding any other provisions of this Agreement.

ARTICLE 4.

TITLE

4.01.

Title Commitment.  The parties hereby instruct the Title Company to deliver to Buyer and Seller within ten (10) days after the Effective Date, a title commitment covering the Property indicating all exceptions, if any, to Seller's title (the "Title Commitment") and binding the Title Company to issue at the Closing a 2006 form ALTA Extended Coverage Owner's Title Policy in the full amount of the Sales Price, including those endorsements listed on Exhibit 4.01 (the “Required Endorsements”).  Buyer shall pay the cost of the Required Endorsements.  At such time as the Title Commitment is delivered to Buyer, there shall be furnished to Buyer legible true copies of all instruments referred to in the Title Commitment as restrictions or exceptions to title to the Real Property.

4.02.

Survey.  Within ten (10) days after the Effective Date, Seller shall deliver to Buyer a survey of the Property (the “Survey”) which complies with the requirements listed on Exhibit 4.02 (the “Survey Requirements”).

4.03.

Title Review Period.  Buyer shall have until ten business (10) days (the "Title Review Period") after receipt of the Title Commitment (and legible copies of all instruments referred to in the Title Commitment) and the Survey to notify Seller, in writing, of such objections as Buyer may have to anything contained in the Title Commitment or the Survey.  Any item contained in the Title Commitment or the Survey to which Buyer does not object during the Title Review Period shall be deemed a "Permitted Exception".

4.04.

Seller's Attempts to Cure.  If within the Title Review Period Buyer delivers to Seller written objections as contemplated in Section 4.03 above, Seller may, but shall not be obligated to attempt to cure the objections; however, Seller shall not be required to incur any costs to do so.  Notwithstanding the foregoing sentence, Seller must in all events cure any mortgage, mechanics lien or other monetary matter encumbering the Property regardless of whether such matter is objected to by Buyer.  If within five (5) business  days after the conclusion of the Title Review Period, Seller has not agreed to cure all objections of which Buyer gave written notice to Seller during the Title Review Period, then Buyer as its sole remedies (except as provided in Article 12) may either (i) terminate this Agreement and receive a full refund of the Earnest Money, or (ii) waive the objections and accept such title as Seller is able to convey (with each uncured objection being also deemed a permitted exception ("Permitted Exception").  Buyer's failure to elect either remedy within ten (10) days after the period described in the immediately preceding sentence shall be deemed to constitute Buyer's election to terminate this Agreement (unless Seller has agreed to cure any such objections within such period, in which event Buyer's failure to object shall be deemed to constitute Buyer's election to accept the status of Seller's title as to any other Buyer identified title deficiency).

ARTICLE 5.

INSPECTION AND FEASIBILITY

5.01.

Inspection.  Between the Effective Date hereof and Closing, Seller shall (subject to the rights of tenants under the Leases) afford Buyer and its agents the opportunity to make full and complete inspection of the Property (the "Inspection").  All tests and inspections shall occur at times reasonably agreed to by Seller and Buyer, and shall be conducted in a good and workmanlike manner, and in conformance with all applicable governmental and industry standards.  At the completion of each test or examination of the Property, the Property shall be returned as nearly as reasonably possible to its condition prior to all tests and examinations.  Buyer agrees to indemnify and hold Seller harmless from and against any and all costs, expenses or liabilities arising from or in connection with Buyer's inspections or examination of the Property, which indemnity shall survive Closing or termination of this Agreement.

5.02.

Information Provided by Seller.  Prior to the Effective Date, Seller has furnished to Buyer the documents relating to the Property set forth on Exhibit 5.02(A).  Seller will furnish to Buyer such other information as Buyer may reasonably request, to the extent within Seller’s possession and control, including but not limited to, the information shown on the “Due Diligence Checklist” attached as Exhibit 5.02(B).  The information provided by Seller to Buyer pursuant to this Section 5.02 is collectively referred to as the "Seller's Information".  If the purchase and sale of the Property does not Close, then upon the request of Seller, Buyer shall return all of the Seller Information without retaining copies thereof.

5.03.

Inspection Period.  Buyer shall have until thirty (30) business days after the Effective Date (the "Inspection Period") to inspect the Property.  In the event Buyer, in its sole and absolute discretion, determines that the Property is not suitable for its purposes, Buyer may terminate this Agreement by delivering a written notice of termination to Seller within the Inspection Period.  If Buyer fails to terminate this Agreement within the Inspection Period, the Property shall be deemed to be satisfactory to Buyer and the contingencies set forth in Section 5.01 above shall be deemed to be satisfied or waived.  Upon delivery by Buyer of written notice of termination within the Inspection Period, this Agreement shall automatically terminate and the Earnest Money and interest thereon shall be immediately refunded to Buyer.

5.04.

Property Condition.  EXCEPT AS OTHERWISE PROVIDED IN THIS AGREEMENT AND IN THE INSTRUMENTS CONVEYING TITLE TO BUYER, BUYER ACKNOWLEDGES AND AGREES THAT THE PROPERTY WILL BE CONVEYED "AS IS", "WHERE IS", AND WITH ALL FAULTS, AND SELLER MAKES NO REPRESENTATION OR WARRANTY WHATSOEVER WHETHER EXPRESSED OR IMPLIED WITH RESPECT TO THE PROPERTY, INCLUDING WITHOUT LIMITATION THE CONDITION, ADEQUACY OR SUITABILITY OF THE PROPERTY FOR BUYER'S PURPOSES, HABITABILITY, TENANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, MERCHANTABILITY OR THE ENVIRONMENTAL CONDITION OF THE PROPERTY AND THE PRESENCE OF OR CONTAMINATION BY HAZARDOUS MATERIALS AND SELLER HEREBY DISCLAIMS ANY SUCH WARRANTY.  BUYER HAS BEEN GIVEN THE OPPORTUNITY TO INQUIRE AS TO (I) THE PHYSICAL CONDITION OF THE PROPERTY, (II) WHETHER ANY PORTION OF THE PROPERTY LIES IN ANY FLOOD PLAIN, FLOOD WAY OR SPECIAL FLOOD HAZARD AREA, (III)  THE

GEOLOGICAL AND SOIL CONDITION OF THE PROPERTY, (IV)  WHETHER THE PROPERTY COMPLIES WITH ALL CITY OR COUNTY ZONING AND BUILDING REGULATIONS, AND (V) ALL ENVIRONMENTAL CONDITIONS (INCLUDING BUT NOT LIMITED TO THE PRESENCE OF ASBESTOS OR OTHER HAZARDOUS MATERIALS) RELATING TO THE PROPERTY.  The provisions of this Section shall survive the Closing.

ARTICLE 6

SELLER'S WARRANTIES

Seller represents and warrants to Buyer as follows:

6.01

Right and Enforceability. Seller is a limited partnership duly organized, validly existing and in good standing under the laws of the State of Texas, has received all necessary approval and authority to own its property and to carry on its business as now owned and operated by it.  Seller is qualified to do business in the State of Louisiana.  The execution, delivery and performance of this Agreement has been duly authorized by all necessary partnership action of Seller and constitutes the valid and binding obligation of Seller, and is enforceable by Buyer in accordance with its terms against Seller.

6.02

Title to Property.  Seller has good title to the Property, all of which as of Closing shall be free and clear of all liens, security interests, obligations, adverse claims, charges, encumbrances, pledges, covenants, easements, reservations of rights of way and easements, excepting only those matters shown of record or on any survey or plat and the Leases.  To the Seller's actual knowledge, the Real Property is not subject to (i) any assessments or taxes which are not shown as existing liens by the records of any taxing authority that levies taxes or assessments on real property or personal property by public record; (ii) any interest or claims which are not shown by the public records or the Leases and which would not be ascertainable by an inspection of said Real Property or by making inquiry of persons in possession thereof; and, (iii) any easements, claims of easement or encumbrances which are not shown by the public records or set forth in the Leases.

6.03

Compliance with Law.  Seller has not received notice from any governmental authority regarding any violation of any health, zoning, building, environmental law, code, statutes, ordinance, rule or regulation at the Property.  To Seller's actual knowledge, the Property currently is  in compliance with all applicable federal, state, municipal or local laws, ordinance, rules, regulations and codes, issued by any federal, state, city, county, municipal, governmental or administrative agency having jurisdiction over the Property and applicable to the Property.  To Seller's actual knowledge, all certificates of occupancy and other governmental permits and approvals necessary for the occupancy of the Property or Improvements have been obtained.  Seller has no knowledge, nor has received any notice, verbal or written that the Property and any part thereof is not in compliance with all currently applicable building laws, municipal, county, state and federal laws, regulations, ordinances, standards and orders and with all municipal, health, building, land use, zoning laws, ordinances and regulations (including, without limitation, the building and zoning codes).

6.04

Zoning.  The Real Property is zoned commercial and, to Seller's knowledge, the zoning of the Real Property permits the businesses presently conducted on or with the Property.

6.05

Liens and Assessments.  There have been no labor or materials furnished to the Property by or on behalf of the Seller for which full payment has not been made or will not be made prior to Closing.  To Seller's actual knowledge the Property is not now the subject of any existing assessments for work or improvements either completed or to be completed after the Closing Date.  Seller has received no written notice and has no actual knowledge of any public plans or proposals for changes in road grade, access or other municipal improvements which would affect the Real Property.

6.06

Condemnation.  There is no pending or, to Seller's actual knowledge, threatened condemnation of the Property, Improvements, or any part thereof.

6.07

Leases.  The rent roll delivered by Seller to Buyer attached hereto as Exhibit 6.07 is true, correct and accurate as of the date thereof.  There are no leases affecting the Property other than the Leases listed on the rent roll.  Each of the Leases is in full force and effect and has not been further modified or amended except as otherwise disclosed by Seller to Buyer in writing.  There are no written or oral promises undertakings, or agreements between Seller and any tenant that have not been disclosed by Seller as part of Seller's Information provided by Seller to Buyer, except as set forth in the Leases.  To Seller's actual knowledge, there are no defaults by any party to the Leases or any defenses, setoffs, or counterclaims for the benefit of the tenants under the Leases and no rent has been prepaid nor concessions given to the tenants under the Leases except as disclosed in the Leases. To Seller's actual knowledge, no tenant of the Property is the subject of a bankruptcy or insolvency proceeding.  To Seller’s actual knowledge, there are no currently existing facts which, with the giving of notice or the lapse of time, or both, would constitute a default by Seller or any tenant under the Leases, or which has given rise to a current dispute between Seller and any tenant under the Leases.  No Lease is presently in arbitration or litigation, and no tenant, as of the date hereof has any charge, lien or offset under its Lease or otherwise against the rent or other charges due or to become due under such tenant’s Lease.  Seller, to its actual knowledge, is in full compliance with all of its obligations under the Leases.  Except as otherwise provided in Section 11.12 hereof, all tenant improvement allowances due any tenant currently occupying a portion of the Property have been or will be paid in full by Seller.  Seller has not released any guarantors of any of the Leases and will not, prior to Closing, release any person or entity having liability under a Lease to the Seller as lessor therein.

6.08

Financial Information.  As part of Seller's Information, Buyer has received copies of Seller's internally prepared operating statements for the Property (collectively "Financial Information").  The Financial Information has been prepared in accordance with accounting principles consistently applied throughout the periods covered thereby, is in accordance with the books and records of Seller, and fairly and accurately reflects the results of operations indicated thereby.

6.09

Compliance with Applicable Environmental Laws.  Neither Seller nor, to the Seller's actual knowledge, any other person, has released, discharged, placed or disposed of or incorporated into the Property, or improvements thereon, any hazardous materials, substances or wastes which as of the Closing Date violate any applicable federal, state and local statutes, regulations, ordinances and requirements, now in effect, pertaining to environmental protection, contamination or clean up, including without limitation: (i) the Federal Water Pollution Control Act, Federal Clean Water Act of 1977 (33 U.S.C. Section 1251 et seq.); (ii) the Federal Resource Conservation and Recovery Act of 1976 (42 U.S.C. Section 6901, et seq.); (iii) the Federal Comprehensive Environmental Response, Compensation and Liability Act of 1980 (42 U.S.C. Section 9601, et seq.); (iv) Federal Clean Air Act (42 U.S.C., Section 74-01-7626), Federal Insecticide, Fungicide, and Rodenticide Act, Federal Pesticide Act of 1978 (7 U.S.C. Section 136, et seq.), Federal Toxic Substance Control Act (15 U.S.C., Section 2601, et seq.), Federal Safe Drinking Water Act (42 U.S.C., Section 300(f), et seq.); and all applicable environmental laws of the State of Louisiana, all as now or hereafter amended (collectively the "Environmental Laws") relating to environmental and hazardous materials, substances or wastes (as defined from time to time under any applicable federal, state or local laws, regulations or ordinances) on, in or at the Real Property.  To Seller's actual knowledge, no hazardous materials, substances or wastes in violation of applicable law are located on the Property or have been incorporated into the Property.  To Seller's actual knowledge no underground storage tank has existed on, under, in or about the Property or has been or is now located on the Property.

6.10

Outstanding Tax Obligations.   All state and local real and personal property taxes, assessments, excises, levies and all federal, state and local income, franchise, sales, payroll, unemployment, industrial insurance and other taxes or levies required to be paid by Seller which, if not paid, could with filing or by notice constitute liens or charges against the Property or any part thereof, will have been paid as of the Closing Date, except for those items to be prorated pursuant to this Agreement.  All information reported by Seller to taxing authorities is, to Seller's actual knowledge, true, accurate and complete.  There are no past due taxes, or outstanding or unsatisfied deficiencies, assessments, penalties or interest owed by Seller with respect to any taxes affecting the Property and the operation thereof.

6.11

No Litigation or Adverse Effects.  There are no suits, actions, claims, arbitrations or legal, administrative or other proceeding or governmental investigation pending or, to Seller's actual knowledge, threatened against or affecting the Seller, or the Property.

6.12

Outstanding Obligations.  There are no material obligations, contingent or otherwise, under any contract or agreement, including, without limitation, any obligation to pay leasing commissions, other than the Leases, the Contracts and instruments of record respecting the Real Property, Improvements and/or the operation thereof.  Seller is not in default of any term of any of the Contracts.

6.13

Seller Not a Foreign Person.  Seller is not a foreign person (as that term is defined in the Internal Revenue Code and Income Tax Regulations) and Seller agrees to execute a certification of nonforeign status pursuant to Section 1445 of the Internal Revenue Code prior to Closing.

6.14

Governmental Action.  Seller has not received written notice of, any plan, study, or effort by any agency or party that would adversely effect the use of the Property or any portion of it for its current use or of any intended public improvements that would result in any charge being levied against, or any lien assessed on, the Property.

6.15

Default.  The execution, delivery and performance of this Agreement does not and will not result in a breach of or default under any of the terms, conditions or provisions of any order, writ, injunction, decree, contract or agreement to which Seller is a party or by which the Property or any part thereof is or may be bound.  Seller has received no notice of any default or breach by Seller under any covenants, conditions, restrictions, rights of way or easements affecting the Property.

6.16

Seller Information.  All of the Seller Information delivered to Buyer by Seller or an affiliate thereof is true and correct and is a complete copy of what Seller has in its possession.

6.17

Notification to Taxing Authorities.  All state and local real and personal property taxes, assessments, excises, levies and all federal, state and local income, franchise, sales and other taxes required to be paid which, if not paid, could with filing or by notice constitute liens or charges against the Property, will have been paid as of the Closing Date, except for those items to be prorated pursuant to this Agreement.  To Seller's actual knowledge there are no outstanding or unsatisfied deficiencies, assessments, penalties or interest owed with respect to any taxes affecting the Property.

For purposes of this Article 6, the phrase "to Seller's actual knowledge" shall mean "to the best of Seller's knowledge" and for purposes hereof Seller shall mean any officer, director, manager or general partner of Seller.

The representations and warranties of Seller in this Article 6 shall be true, accurate and correct in all material respects, are made by Seller both as of the date hereof and as of the date of Closing

ARTICLE 7
WARRANTIES OF BUYER

Buyer, warrants to Seller as follows:

7.01

Organization.  Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of Illinois, has received all necessary approval and authority to own its property and to carry on its business as is now owned and operated by it.

7.02

Authority.  The execution, delivery and performance of this Agreement has been duly authorized by all necessary limited liability company action of Buyer and constitutes the valid and binding obligations of Buyer and is enforceable by Seller in accordance with its terms against Buyer.

7.03

Solvency.  As of the date of this Agreement, Buyer's respective assets at a fair valuation exceed the amount of all of Buyer's debts at a fair valuation, and Buyer is able to pay all of its respective debts (including trade debts and contingent liabilities) as they become due, and that no transaction contemplated hereby shall constitute preferential or fraudulent transfer within the meaning of 11 U.S.C. Section 547 or 548, or under applicable state law.

7.04

Accuracy.  The representations and warranties of Buyer in this Article 7 shall be true and correct in all material respects, are made by Buyer both as of the date hereof and as of the date of Closing and shall survive Closing.

ARTICLE 8

SELLER'S PRE-CLOSING COVENANTS

Between the date hereof and the Closing, except as contemplated by this Agreement or with the consent of Buyer and provided this Agreement has not been terminated:

8.01

Maintenance of Property.  Seller will operate the Property in a manner consistent with prior operations, and will not make any material alterations to the Property or any part thereof without Buyer's prior written consent.

8.02

New Leases.  Except for the Authorized Leases (hereinafter defined), Seller will not enter into any leases with new tenants, (collectively, "New Leases") without Buyer's written consent to any such New Lease.

8.03

Insurance.  Through Closing, Seller shall maintain or cause to be maintained the same insurance coverage which Seller presently maintains covering the Property.

8.04

Payment of Costs.  Except for materials, supplies, or work provided or ordered for the Property at the request of or for the account of Buyer, on or before the Closing, Seller shall (i) pay for all materials, supplies, and work provided or ordered by Seller for the Property for which a labor, material man's, or mechanics' lien may be claimed under applicable law and (ii) if required by the Title Company, provide the Title Company with such indemnifications as it may require to insure title to the Property at the Closing without exception for any unrecorded labor, material man's, or mechanics' claim of lien.

8.05

No Default.  Seller shall not permit any default, or any event that could give rise to a default with lapse of time or notice, to occur under any existing loan secured by the Property or other financing encumbering the Property.

8.06

Licenses and Permits.  Seller shall not permit the cancellation, termination, lapse or non-renewal of any license or permit for the Property.

8.07

Notification of Change of Conditions.  Seller shall promptly notify Buyer of any material change in any condition of the Property, any Lease, or of any material event or circumstance that makes any representation or warranty of Seller under this Agreement untrue or misleading in any material respect.

8.08

Termination of Service Contracts.  Seller covenants and agrees that on or before Closing it shall terminate all service contracts related to the Property except any that Buyer has specifically elected to assume at Closing.

8.09

Performance of Leases.  Seller will perform all of the obligations and duties to be performed by Seller as landlord under the Leases through the date of Closing.  Seller will not terminate any Lease, or amend, or modify any term or provision of any Lease without Buyer's written consent, which consent shall not be unreasonably withheld.

8.10

 Payment of Liens.  Seller will timely satisfy, discharge and pay when due all claims, liens, security interests, obligations, and encumbrances due and payable with respect to the Property.

8.11

No Sale of Property.  Seller will not sell or dispose of any portion of the Property nor otherwise enter into any agreement materially affecting the Property or any portion thereof affecting the Property after Closing without Buyer's prior written consent.

8.12

Cooperation with Seller's Audit. Seller agrees, at Buyer's expense, to cooperate fully with Buyer and Buyer's representatives to facilitate Buyer's evaluations and reports, including at least a one (1) year audit of the books and records of the Property that qualify, comply with and can be used in a public offering.  At Closing, Seller shall execute and deliver to Buyer an audit representation letter in the form attached as Exhibit 8.12.

ARTICLE 9.

CONDITIONS TO BUYER'S OBLIGATION TO CLOSE

The obligations of Buyer under this Agreement are subject to the satisfaction, at or before the Closing, of all conditions set out in this Article 9.  Buyer may waive any or all of these conditions in whole or in part without prior notice; provided, however, that except as otherwise provided, no such waiver of a condition shall constitute a waiver by Buyer of any of its other rights or remedies, at law or in equity, if Seller shall be in default of any of the representations, warranties, covenants or terms of this Agreement.

9.01

Representations, Warranties and Covenants True at Closing.  The covenants, representations and warranties of Seller to Buyer contained in this Agreement, shall be true and correct with the same force and effect as if such covenants, representations and warranties were made at Closing.

9.02

No Adverse Change.  Subject to the specific provisions of Article 14 and excluding any default by Seller under the terms of this Agreement, no event shall have occurred which materially and adversely affects the condition of the Property, the operating income thereof or the condition of any tenant at the Property.

9.03

Compliance with Agreement.  Seller shall have performed and complied with all obligations under this Agreement.

9.04

Tenant Estoppels.  Seller having obtained and delivered to Buyer, not later than five (5) days prior to the Closing, a tenant estoppel certificate from each tenant of the Property, in form and substance acceptable to Buyer, in its reasonable discretion. Within five (5) days following the Effective Date, Seller shall request from each tenant of the Property an estoppel certificate (i) in such tenant's customary form (if tenant is a national retailer), or (ii) substantially in the form of Exhibit 9.04 attached hereto ("Tenant Estoppel") in either case, addressed to Buyer, “its lenders successors and assigns”.  Notwithstanding the other provisions of this Section 9.04, if, as of five (5) days prior to the Closing, Seller has obtained a tenant estoppel certificate from each tenant of the Property which occupies 5,000 or more square feet, and has obtained tenant estoppel certificates from 80% (by leasable area) of the remaining tenants, in either case according to the Tenant Estoppel in the form required under this Section 9.04 or other form acceptable to Buyer in its reasonable discretion, then Seller shall execute and deliver to Buyer, and Buyer shall accept, a certificate executed by Seller containing the same information as would have been included in the Tenant Estoppel for such tenant, which certification shall survive Closing.

9.05

Title Policy.  The Title Company is willing to insure Buyer's title to the Real Property as provided in this Agreement.

9.06

Land Use Compliance.  Seller will not have received any notice of noncompliance with applicable building and zoning laws, municipal, county, state and federal laws, regulations, ordinances, or standards now or hereinafter in effect, applicable to the Real Property or any part thereof.

9.07

Occupancy. Except as otherwise provided in Section 11.12 hereof, all of the tenants shown on Exhibit 6.07 shall be open for business in their respective spaces, and paying full Rents and any additional charges as required by their leases, which shall be in full force and effect.

If any one or more of the conditions set forth above are not satisfied prior to Closing and are not waived in writing by Buyer prior to Closing, Buyer may, as its sole remedy at its sole option, terminate this Agreement by notice, in writing, delivered to Seller and receive a refund of its Earnest Money, or may proceed to Close the transaction pursuant to the terms of this Agreement and shall retain any rights that Buyer may have against Seller under this Agreement as a result of Seller's default of any representation, warranty, covenant or term of this Agreement.  If Buyer elects to terminate, a written copy of the notice of termination may be delivered to the Seller by Buyer and need not be accompanied by any other document or consent and, thereafter, neither party shall have any further liability or obligation to the other to complete the purchase and sale of the Property pursuant to this Agreement and the Earnest Money shall be immediately returned to Buyer.

ARTICLE 10

CONDITIONS TO SELLER'S OBLIGATIONS TO CLOSE

The obligation of Seller under this Agreement to sell the Property to Buyer is subject to the satisfaction of each of the following conditions at or before Closing, as applicable.

10.01

Buyer's Representations.  The representations and warranties of Buyer set forth in this Agreement shall be materially true and correct as of the date of this Agreement and at the Closing in all material respects.

10.02

No Default by Buyer. Buyer shall not be in material default in the performance of any term of this Agreement.

If any of the conditions set forth in this Article 10 are not fulfilled or waived by Seller within the time period provided for herein, then Seller shall have no obligation to consummate the transaction described herein and upon written notice to Buyer stating Seller's intention not to proceed with the transaction contemplated by this Agreement, the Earnest Money shall be paid as provided in Section 15.02 and the parties shall have no further liability hereunder to each other under this Agreement.

ARTICLE 11.

CLOSING

11.01.

Closing Date.  Closing shall occur at the office of the Title Company at 10:00 o'clock a.m. on or before the date which is the earlier of (i) five (5) business days after the end of the Inspection Period, or (ii) May 10, 2010 (the "Closing Date").

11.02.

Seller's Responsibilities.  At Closing, Seller shall furnish the following to Buyer at Seller's sole cost and expense:

(a)

An extended coverage Owner's Policy of Title Insurance issued by the Title Company in the full amount of the Sales Price, dated as of the Closing, insuring Buyer's fee simple title to the Property to be good and indefeasible subject only to the Permitted Exceptions.

(b)

An Act of Sale (with a limited or special warranty of title) conveying to Buyer the Property, subject only to the Permitted Exceptions in the form of Exhibit 11.02(b);

(c)

A Bill of Sale conveying good title to Buyer the Personal Property and the Intangibles in the form of Exhibit 11.02(c);

(d)

An Assignment and Assumption of the Leases conveying to Buyer the rights of Seller as landlord under the Leases in the form of Exhibit 11.02(d);

(e)

A Master Lease Escrow Agreement in the form of Exhibit 11.02(e) covering the proforma rents and additional rents on the Vacant Spaces (hereinafter defined) and the scheduled rents and additional rents for Smash Burger (as hereinafter defined) as described in Sections 11.11 and 11.12;

(f)

An Affidavit of Non-Foreign Status in accordance with Section 1445 of the Internal Revenue Code;

(g)

Tenant Estoppels or Seller's certificates as provided in Section 9.04 above;

(h)

Possession of the Property, subject to the right of the tenants under the Leases;

(i)

Reasonable evidence (satisfactory to the Title Company) of Seller's capacity and authority for closing this transaction;

(j)

Other documents reasonably requested by the Title Company as administrative requirements for closing this transaction.

11.03.

Buyer's Responsibilities.  At Closing, Buyer shall furnish the following to Seller at Buyer's sole cost and expense:

(a)

The Sales Price of the Property;

(b)

The Assignment and Assumption of the Leases described in Section 11.02(d) above whereby Buyer assumes Seller's obligations under the Lease;

(c)

The Master Lease Escrow Agreement described in Section 11.02(e) above;

(d)

Reasonable evidence (satisfactory to the Title Company) of Buyer's capacity and authority for closing this transaction; and,

(e)

Other documents reasonably requested by the Title Company as administrative requirements for closing this transaction.

11.04

Tenant Deposits.  At Closing, Seller shall deliver to Buyer or give Buyer a credit for all security deposits ("Security Deposits") or other tenant deposits under the Leases in Seller's possession as of the Closing.

11.05.

Prorations.  Subject to the provisions of this Section 11.05, Seller and Buyer shall prorate as of the close of business as of the day prior to the date of Closing, all rents and CAM Charges accrued, taxes and assessments.

(a)

Rents.  If the Closing shall occur before rents and all other amounts payable by the tenants under the Leases (the "Rents") and all other income from the Property have actually been paid for the month in which the Closing occurs, the apportionment of such Rents and other amounts and other income shall be upon the basis of such Rents and other amounts and other income accrued, regardless of whether actually received by Seller.  Rents in arrears shall be paid to Seller by Buyer when and if collected by Buyer, such payment, if any, to occur every (30) days following the Closing.  The first monies received by Buyer from each Tenant after the Closing shall be applied first to current Rents and thereafter shall be applied to Rents in arrears.  If Buyer is holding a security deposit as to any tenant who owes money to Seller, then upon expiration of that tenant's lease, Buyer shall apply the security deposit to the payment of any sum due Seller to the extent that security deposit is not otherwise applied to payment of sums due Buyer to the extent said sum may legally be offset against rents in default and the tenant otherwise entitled thereto does not otherwise instruct respecting same.  Buyer shall use reasonable efforts but at the sole cost of Seller to collect all sums in arrears as of the Closing Date due to Seller, but shall not be required to commence or prosecute any litigation or expend any funds.

(b)

Taxes.  If the Closing shall occur before the tax rate is fixed for the then current year, the apportionment of the taxes shall be upon the basis of the actual amount of taxes assessed against the Property for the previous year but any difference in the actual ad valorem taxes for the year of sale actually paid by Buyer shall be adjusted between the parties after the Closing upon Seller's receipt of written evidence of the payment thereof.

(c)

Common Area Charges.  Seller shall collect the common area charges ("CAM Charges") that are due from the tenants at the beginning of the calendar month in which the Closing occurs.  Seller shall pay the expenses incurred by Seller through the Closing.  By March 31 of the calendar year following Closing, Buyer will provide, or cause to be provided, an accounting to Seller for the CAM Charges collected by Seller from the tenants and the corresponding expenses incurred by Seller.  If the amount of CAM Charges collected is greater than the corresponding expenses incurred by Seller, Seller shall pay the excess to Buyer within five (5) business days after Buyer's demand, but if the amount of CAM Charges collected is less than the corresponding expenses incurred by Seller, Buyer shall reimburse the difference to Seller within five (5) business days after Seller's demand.

(d)

Calculation of Prorations.  All prorations shall be made on the basis of the actual number of days of the year and month which have elapsed as of the day prior to the Closing.  The amount of proration shall be adjusted in cash after the Closing, as and when complete and accurate information becomes available.  Seller and Buyer shall cooperate in making post-closing adjustments to prorations, within thirty (30) days following Closing or as soon as practicable thereafter.

(e)

Items Not Subject to Prorations.  Buyer and Seller agree that the following shall not be subject to proration at Closing:

(i)

No provision is made for the proration of water charges, sewer, electricity, fuel charges, utility charges, refuse, solid waste disposal charges, telephone, gas or other utility charges as

Seller shall terminate its account with the providers of all such services as of the Closing and Buyer shall, prior to the Closing, make application to the providers of such services for the continuation of such services in the name of Buyer.  It is anticipated that in connection with all such services the meters will be read on or about the Closing and the Seller shall be responsible for paying the bills for such services accruing on and prior to the Closing and Buyer shall be responsible for the payment of all such charges accruing after the Closing.

(ii)

No provision has been made for the proration of premiums for any insurance policies relating to the Real Property whether for liability, fire, theft, damage or other casualty, and Seller shall terminate such policies as of Closing.  Buyer shall be responsible for obtaining as of Closing all insurance necessary to insure Buyer for liability, theft, fire, and casualty.

(iii)

To the extent taxes are paid by the tenants directly to the taxing authorities, taxes on those tax parcels shall not be prorated.

11.06

Closing Costs.

(a)

Seller's Costs.  Seller shall pay for the basic premium for the Owner's Policy of Title, the Survey, recording fees associated with the delivery and recording for the Deed and the release of any liens on the Property other than liens created or approved in writing by Buyer, the cost of the tax certificates, Seller's attorneys fees, and one-half of any escrow fee charged by the Title Company.

(b)

Buyer's Costs.  Buyer shall pay the cost of the Required Endorsements, recording fees for documents related to Buyer's financing for the Property, Buyer's attorneys fees, any financing costs (including appraisal fees, lender's attorneys fees, and third party reports), and one-half of any escrow fee charged by the Title Company.

11.07

Deliveries Outside of Closing.  Seller shall deliver to Buyer outside of Escrow at Closing, an updated rent roll, the originals of all of the Leases, amendments and guarantees applicable thereto, the original lease files, copies of any operating and accounting records relating to the operation of the Property, and the tenants, keys to the Property, access codes, and make available for copying by Buyer, at Buyer's expense, of all other non-privileged records relating to the Property and operation thereof which have not been previously delivered to Buyer.

11.08

Notice to Tenants.  Seller shall execute and Buyer shall deliver to the tenants under the Leases immediately after the Closing, a notice regarding the sale directing that all future rents and notices be directed to Buyer at the address of Buyer provided in the notice.  The notice shall be prepared by Buyer and shall be in the form attached hereto as Exhibit 11.08.

11.09

Cooperation.  Each party shall execute such additional documents, including written escrow instructions consistent with this Agreement, as may be necessary to complete the transaction subject to this Agreement.

11.10

Leasing Commission.  All leasing commissions payable in connection with any of the Leases, including renewals, shall be paid by Seller at Closing.

11.11

Vacant Spaces.  As of the Effective Date, three (3) tenant spaces in the Improvements have not been leased (the "Vacant Spaces"), as more particularly described on Exhibit 11.11A.  Prior to Closing, Seller shall have the right to enter into one or more New Leases covering any of the Vacant Spaces provided such lease satisfies the leasing criteria described in Exhibit 11.11B (the “Leasing Criteria”).  If any of the Vacant Spaces are not leased as of the Closing, Seller shall escrow an amount equal to twelve (12) months of proforma base rent and additional charges for the unleased Vacant Spaces (the "Rent Escrow") pursuant to the Master Lease Escrow Agreement described in Section 11.02(e).  The Rent Escrow shall be disbursed as follows:

(a)

On the Closing Date, Seller and Buyer shall direct the Escrow Agent to disburse to Buyer a prorata portion of the proforma rent and additional charges for the unleased Vacant Space as set forth on Exhibit 11.11A.

(b)

On the first day of the first month following the Closing Date and thereafter on the first day of each month thereafter until the date a lease for a Vacant Space is executed and the tenant opens for business and commences full payment of rent and additional charges, under each applicable lease covering any of the Vacant Spaces, Seller and Buyer shall instruct the Escrow Agent under the Escrow Agreement to disburse to Buyer the monthly proforma rent and additional charges for the unleased Vacant Spaces set forth on Exhibit 11.11B.

(c)

Within ten (10) business days following the date that a Vacant Space is leased and the tenant opens for business and commences full payment of rent and additional charges, and Seller delivers to Buyer an estoppel certificate from the tenant as described in Section 9.04, Seller and Buyer shall instruct the Escrow Agent to disburse the balance of the Rent Escrow applicable to such Vacant Space to Seller.

(d)

One (1) year after the Closing Date, Buyer and Seller shall instruct the Escrow Agent to disburse to Seller the balance of the Rent Escrow.

After the Closing Date, if Seller obtains a tenant that complies with the Lease Criteria, Buyer shall be obligated to enter into a lease with such tenant.

11.12

Smash Burger.  As of the Effective Date, one of the tenant spaces in the Improvements (the "Smash Burger Space") has been leased to Shreveport Sizzle, Inc. (“Smash Burger”). Smash Burger is paying base rent and additional charges as more particularly described on

Exhibit 11.12 (the “Smash Burger Gross Rents”). The Smash Burger rent commencement date has occurred, but the tenant has not yet opened for business in the Smash Burger Space. At Closing, Seller shall escrow an amount equal to twelve (12) months of Smash Burger Gross Rents in a "Smash Burger Escrow" pursuant to a separate account under the Master Lease Escrow Agreement described in Section 11.02(e).  The Smash Burger Escrow shall be disbursed as follows:

(a)

On the Closing Date, Buyer shall receive the prorata credit for the base rent and additional rent for the Smash Burger Space as previously described in Section 11.05.

(b)

At such time or times that Buyer receives from Smash Burger installments of base rent and/or additional rent from Smash Burger, Buyer shall, within five (5) business days, instruct the Escrow Agent to disburse an equal amount to Seller.

(c)

Within ten (10) business days after the date that as Smash Burger opens for business in its premises, and Seller delivers to Buyer an estoppel certificate from Smash Burger as described in Section 9.04, Buyer shall instruct Escrow Agent to disburse to Seller the balance of the Smash Burger Escrow.

(d)

One (1) year after the Closing Date, Buyer and Seller shall instruct the Escrow Agent to disburse to Buyer any balance of the Smash Burger Escrow.

ARTICLE 12.

INDEMNIFICATION

12.01

Indemnification of Buyer by Seller.  Seller shall defend, indemnify and hold Buyer, its owners, members and manager, and the respective successors and assigns of the foregoing harmless from and against any and all claims, demands, obligations, damages, recoveries, liabilities, losses or deficiencies, whether accrued, absolute, contingent, known, unknown or otherwise (including, without limitation, any and all penalties, interest, attorneys' fees and other costs and expenses relating to any and all actions, suits, proceedings, demands, assessments and judgments), to the extent which arising out of, resulting from or relating to:

(a)

Any default by Seller of any representation, or warranty of Seller for which Seller fails to disclose in writing and deliver to Buyer, any facts inconsistent therewith prior to end of the Inspection Period;

(b)

Any default by Seller of any covenant or term of this Agreement; and,

(c)

Any liability, obligation, claim, debt, lien, or charge, contingent or liquidated, known or unknown, relating to or arising out of Seller's ownership, development, construction, occupancy, use or operation of the Property, or operation thereof prior to Closing, asserted against Seller, the Property, any part thereof or Buyer, which is not the responsibility of Buyer under this Agreement.

The foregoing indemnity shall extend to and include Buyer, its owner, partners, members, manager, officers, directors, employees, representatives and agents, and their successors and assigns from and against, and shall require Seller to reimburse Buyer and its owner, members, manager, employees, representatives and assigns with respect to, any and all fines, penalties, costs, cleanup charges and assessments levied or assessed against Buyer, its owner, members, manager, employees, representatives and successors and assigns, by any local, state or federal governmental entity, together with any and all claims, demands, causes of action, loss, damage, liabilities, costs, and expenses (including attorneys' fees and court costs), or incurred by Buyer, its owners, officers, directors, employees, representatives, and their successors and assigns.

The individual rights of Buyer and its owners, members, manager, agents, employees and representatives under this Section 12.01, are without prejudice to any other remedies not inconsistent herewith which Buyer or any party described above may have against Seller, including, without limitation, all rights or remedies at law or in equity.  The indemnity provided hereunder shall survive the Closing for all purposes and shall not be deemed to have merged into any documents executed or delivered at Closing.

12.02

Indemnification of Seller by Buyer.  Buyer shall defend, indemnify and hold Seller, and its owners, partners, members and manager, and their  respective successors and assigns of the foregoing harmless from and against any and all claims, demands, obligations, damages, recoveries, liabilities, losses or deficiencies, whether accrued, absolute, contingent, known, unknown or otherwise (including, without limitation, any and all penalties, interest, attorneys' fees and other costs and expenses relating to any and all actions, suits, proceedings, demands, assessments and judgments), to the extent which arising out of, resulting from or relating to:

(a)

Any default by Buyer of any representation, warranty, covenant and other terms or provision of this Agreement; and,

(b)

Any liability, obligation, claim, debt, lien, or charge, relating to or arising out of Buyer's ownership or operation of the Property subsequent to Closing;

The foregoing indemnity shall extend to and include Seller, its owners partners, members, manager, officers, directors, employees, representatives and agents, and their successors and assigns from and against, and shall require Buyer to reimburse Seller and its owner, members, manager, employees, representatives and assigns with respect to, any and all fines, penalties, costs, cleanup charges and assessments levied or assessed against Seller, its owner, members, manager, employees, representatives and successors and assigns, by any local, state or federal governmental entity, together with any and all claims, demands, causes of action, loss, damage, liabilities, costs, and expenses (including attorneys' fees and court costs), or incurred by Buyer, its owners, officers, directors, employees, representatives, and their successors and assigns.

The individual rights of Seller and its agents, employees and representatives under this Section 12.02, are without prejudice to any other remedies not inconsistent herewith which Seller or any party described above may have against Buyer, including, without limitation, all rights or remedies at law or in equity.  The indemnity provided hereunder shall survive the Closing for all purposes and shall not be deemed to have merged into any documents executed or delivered at Closing.

ARTICLE 13

SURVIVAL OF REPRESENTATIONS, WARRANTIES, AND COVENANTS

The covenants, representations, warranties and indemnity obligations of Buyer and Seller set forth in this Agreement shall not merge on Closing but shall survive the confirmation of the Closing of the transaction for a period of twelve (12) months with any claim by a party hereto to be made and filed within said twelve (12) month period.

ARTICLE 14

DAMAGE TO REAL PROPERTY

14.01

Damage.  If prior to Closing, all or any portion of the Real Property is damaged, destroyed or condemned (collectively the "Damage") by fire, natural elements, or other causes beyond Seller's control, then the following procedures shall apply:

(a)

If the Damage is not Material (hereinafter defined), Buyer shall proceed to close and purchase the Property as diminished by such Damage and Buyer shall be entitled to receive all insurance proceeds or condemnation proceeds received by or for Seller by the date of Closing which shall be paid by Seller to Buyer at Closing.  If the amount of said casualty insurance or condemnation proceeds is not settled by the date of Closing, Seller shall execute at or after Closing all proofs of loss, assignments of claim and other similar instruments in order that Buyer may receive all of Seller's right, title and interest in and under said insurance or condemnation proceeds.  Seller shall also give Buyer a credit against the balanced of the Sales Price due at Closing equal to the deductible applicable to such destruction or damage under Seller's insurance policy.  Further, to the extent the Buyer is not made whole after application of the insurance proceeds and a credit of the deductible at Closing, Seller shall pay to Buyer, within five (5) days of Buyer's demand, any additional amount necessary to complete the actual cost of repair, resulting from such casualty or condemnation.

(b)

If the Damage is Material, then either Buyer or Seller may terminate and cancel the purchase of the Property, the Earnest Money will be returned to Buyer and neither party hereto shall have any further rights against or obligations to the other under this Agreement.

14.02

Material Damages.  For the purposes of Article 14, Damage shall be deemed to be "Material" if the cost of cure thereof equals or exceeds $250,000.00.

ARTICLE 15

TERMINATION

15.01

Termination.  This Agreement may be terminated and the transaction contemplated herein abandoned at any time prior to Closing:

(a)

By mutual agreement of the parties in which event the Earnest Money shall be returned to Buyer, and the parties shall have no further obligations under this Agreement, except those which expressly survive the Closing or termination of the Agreement;

(b)

By Buyer, if any of the conditions set forth in Article 9 shall have not been fulfilled or becomes incapable of fulfillment prior to the Closing or such earlier date as may be specifically provided for the performance thereof (as the same may be extended) and the same shall not have been waived by Buyer in which event the Earnest Money shall be returned to Buyer, and the parties shall have no further obligations under this Agreement, except those which expressly survive the Closing or termination of the Agreement;

(c)

By Seller, if any of the conditions set forth in Article 10 shall have not been fulfilled or become incapable of fulfillment prior to the Closing Date or such earlier date as may be specifically provided for the performance thereof (as the same may be extended) and the same shall not have been waived by Seller in which event Seller shall be entitled to the remedy described in Section 15.02;

(d)

By Seller in the event of a failure by Buyer to close this transaction in which event Seller shall be entitled to the remedy described in Section 15.02;

(e)

By Buyer in the event of a default by Seller of its covenants, representations or warranties under this Agreement in which event Buyer shall be entitled to the remedies described in Section 15.03; and

(f)

If the Closing has not occurred by May 10, 2010, through no fault of Seller or Buyer, unless extended by mutual agreement of the parties; this Agreement shall thereafter terminate in accordance with the terms hereof in which event the Earnest Money shall be returned to Buyer, and the parties shall have no further obligations under this Agreement, except those which expressly survive the Closing or termination of the Agreement.

15.02

Termination by Seller.  In the event of the termination of this Agreement by Seller pursuant to Section 15.01(c) or (d), Seller's sole remedy shall be to terminate this Agreement and retain the Earnest Money in complete satisfaction of all claims Seller may have against Buyer under this Agreement, except Buyer's indemnity obligations under Section 5.01 above.

15.03

Termination by Buyer.  In the event of a termination of this Agreement by Buyer pursuant to Section 15.01(e), Buyer shall have the right, as its sole and exclusive remedy, to either (i) terminate this Agreement and obtain a refund of the Earnest Money; or (ii) seek specific performance of Seller's obligations hereunder provided, that, as a condition to so doing, Buyer (x) must notify

Seller of its intention to do so not later than sixty (60) days following the scheduled Closing Date, and (y) actually institute suit therefor within ninety (90) days following the scheduled Closing Date.  If Buyer fails to do any of the foregoing, Buyer shall have waived its right to enforce specific performance.

ARTICLE 16

MISCELLANEOUS

16.01

Commissions.  Colliers International represents Seller in the transaction contemplated by this Agreement.  At Closing, Seller agrees to pay a commission to Colliers International pursuant to the terms of a separate agreement.  Such commission shall be payable if and only if Closing and funding occur.  Any other fees or real estate commissions incurred by the execution and/or consummation of this Agreement shall be the sole responsibility of the party contracting therefor and such party agrees to indemnify and hold harmless the other party from and against all claims, demands, liabilities, damages, costs, expenses and losses arising by virtue of any and all claims for such commissions.

16.02

Notices.  All notices, demands and requests which may be given or which are required to be given by either party to the other, and any exercise of a right of termination provided by this Agreement, shall be in writing and shall be deemed effective when either:  (i) personally delivered to the intended recipient; (ii) sent, by certified or registered mail, return receipt requested, addressed to the intended recipient at the address specified on the signature page hereof; (iii) delivered in person to the address set forth on the signature page hereof for the party to whom the notice was given; (iv) deposited into the custody of a nationally recognized overnight delivery service such as Federal Express, addressed to such party at the address specified on the signature page hereof; or (v) sent by facsimile provided that receipt for such facsimile is verified by the sender and followed by a notice sent in accordance with one of the other provisions set forth above.  Notices shall be effective on the date of delivery or receipt, or if delivery is not accepted, on the earlier of the date that delivery is refused or three (3) days after the notice is mailed.  For purposes hereof, the addresses of the parties for all notices are as set forth on the signature page hereof (unless changed by similar notice in writing given by the particular person whose address is to be changed).

16.03

Business Days.  Whenever any determination is to be made or action to be taken on a date specified in this Agreement, if such date shall fall upon a Saturday, Sunday or holiday observed by national banks in the state in which the Property is situated, the date for such determination or action shall be extended to the first business day immediately thereafter.

16.04

Entire Agreement.  This Agreement contains the entire agreement between the parties with respect to the matters to which it pertains and may be amended only by written agreement signed by Buyer and Seller and by reference made a part hereof.

16.05

Assignment; Binding Effect.  Buyer may assign its rights or delegate its duties hereunder to an entity closely held by or affiliated with Buyer, without the prior written consent of Seller.  Any other assignment of the Agreement by Buyer shall require the prior written consent of

Seller which may be granted in Sellers sole discretion.   The terms and provisions of this Agreement shall inure to the benefit of, and be binding upon, Buyer and Seller and their respective heirs, legal representatives, successors and assigns (to the extent permitted hereunder).

16.06

Effective Date.  Time is of the essence hereof.  For purposes of calculation of all time periods mentioned herein the effective date of this Agreement (the "Effective Date") shall be the date upon which the Title Company receipts for a fully executed copy of this Agreement.

16.07

No Oral Modification.  This Agreement may not be modified or amended, except by an agreement in writing signed by both the Seller and the Buyer.

16.08

No Oral Waiver.  The parties may waive any of the conditions contained herein or any of the obligations of the other party hereunder, but any such waiver shall be effective only if in writing and signed by the party waiving such conditions or obligations.

16.09

Attorneys' Fees.  In the event it becomes necessary for either party hereto to file a suit to enforce this Agreement or any provisions contained herein, the party prevailing in such action shall be entitled to recover, in addition to all other remedies or damages, reasonable attorneys' fees and court costs incurred by such prevailing party in such suit.

16.10

Headings.  The descriptive headings of the various Articles and Sections contained in this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

16.11

Warranties.  No representation, warranty, covenant, agreement or condition not expressed in this Agreement shall be binding upon the parties hereto or shall affect or be effective to interpret, change or restrict the provisions of this Agreement.

16.12

Partial Invalidity.  If any clause or provisions of this Agreement is or should ever be held to be illegal, invalid or unenforceable, then it is the intention of the parties hereto that the remainder of this Agreement shall not be affected thereby, and that in lieu of each such illegal, invalid or unenforceable clause or provision, there be added as a part of this Agreement a clause or provision as similar in terms to such illegal, invalid or unenforceable clause or provision as may be possible and be legal, valid and enforceable.

16.13

1031 Exchange.  Either party shall have the right to include this transaction as part of a 1031 tax deferred exchange.  Each party agrees to cooperate with the other party to effectuate any such 1031 exchange; provided, however, the other party shall not be required to incur any expense or liability as a result of same.

16.14

Counterpart Execution.  To facilitate execution, this Agreement may be executed in as many counterparts as may be convenient or required.  It shall not be necessary that the signature of all persons required to bind any party, appear on each counterpart.  All counterparts shall collectively constitute a single instrument.  It shall not be necessary in making proof of this Agreement to produce or account for more than a single counterpart containing the respective signatures of, or on behalf of, each of the parties hereto.  Any signature page to any counterpart may be detached from such counterpart without impairing the legal effect of the signatures thereon and thereafter attached to another counterpart identical thereto except having attached to it additional signature pages.

16.15

Exhibits.  Exhibits to this Agreement are a part of this Agreement and are incorporated by this reference.

[signatures on following pages]

EXECUTED IN MULTIPLE ORIGINAL COUNTERPARTS, each of which shall be an original, but which together shall constitute but one and the same instrument.

SELLER:

SDI SHREVEPORT, LTD.,

a Texas limited partnership

By:

SDI Shreveport Management, LLC,

General Partner

By: /s/ Charles W. Shears

Charles W. Shears, Manager

Date: April 9, 2010

Address:

712 Main Street, 29th Floor

Houston, Texas  77002

Telephone: (713) 892-5200

Fax: (713) 892-5032

Email: cwshears@sdirealty.com

With a copy to:

Michael B. Massey

Craddock Massey LLP

1400 Post Oak Boulevard, Suite 640

Houston, Texas  77056

Telephone: (713) 960-6400

Fax: (713) 960-6401

Email: mmassey@craddockmassey.com

BUYER:

INLAND REAL ESTATE ACQUISITIONS, INC.

By: /s/ Lou Quilici

Name: Lou Quilici

Title: Senior Vice President

Date: April 9, 2010

Address:

2901 Butterfield Road

Oak Brook, IL 60523

Attention: Lou Quilici

Telephone: (630) 218-4925

Fax: (630) 218-4935

Email: quilici@inlandgroup.com

with a copy to:

Robin Rash

The Inland Real Estate Group, Inc.

Law Department

2901 Butterfield Road

Oak Brook, IL 60523

Telephone: (630) 218-8000 ext 2885

Fax: (630) 218-4935

Email: rash@inlandgroup.com

EXHIBIT LIST TO PURCHASE AND SALE AGREEMENT

1.01

Legal Description

4.01

Required Endorsements

4.02

Survey Requirements

5.02A

Seller's Information

5.02B

Due Diligence Checklist

6.07

Rent Roll

8.12

Audit Representation Letter

9.04

Tenant Estoppel Form

11.02(b)

Act of Sale

11.02(c)

Bill of Sale

11.02(d)

Assignment and Assumption of Leases

11.02(e)

Escrow Agreement

11.08

Tenant Notice Form

11.11A

Vacant Spaces/Proforma Rents

11.11B

Lease Criteria

11.12

Smash Burger Gross Rents

EXHIBIT 1.01

LEGAL DESCRIPTION

LOTS 1, 2, 3, 4, 4-A, 5, 6, 11 and 12, REGAL CROSSING [being a subdivision of part of fractional Section 37, Township 17 North, Range 13 West, Caddo Parish, Louisiana, 13 Lots 39.499 Acres], a subdivision in the City of Shreveport, Caddo Parish, Louisiana, as per that plat recorded in Book 5050, Pages 191-192 under Registry No.2097143 of the Records of Caddo Parish, Louisiana.

LOTS 7A, 8A and 9A, REGAL CROSSING UNIT 2 [being a resubdivision of Lots 7 - 10 of Regal Crossing as recorded in Book 5050, Pages 191-192 of the Conveyance Records of Caddo Parish, Louisiana, being located in fractional Section 37, Township 17 North Range 13 West Caddo Parish, Louisiana, Area 4.820 Acres], a subdivision in the City of Shreveport, Caddo Parish, Louisiana, as per that plat recorded in Book 6000, Page 54 under Registry No. 2152463 of the Records of Caddo Parish, Louisiana.

Exhibit 1.01 – Page 1

EXHIBIT 4.01

REQUIRED ENDORSEMENTS

All 2006 forms, if available:

ALTA 3.1

Zoning with Parking

ALTA 8.2

Environmental Protection Lien

ALTA 9.2

Restrictions, Covenants, Minerals

ALTA 17

Access

ALTA

17.2

Utilities Access

ALTA 18

Single Tax Parcel

ALTA 19

Contiguity

ALTA 22

Location

ALTA 25

Same As Survey

ALTA 26

Subdivision

Waiver of Arbitration

Exhibit 4.01 – Page 1

EXHIBIT 4.02

SURVEY REQUIREMENTS

The survey must conform to the 2005 ALTA/ACSM standards and include Table A optional items 1-4, 6, 7(a), 7(b)(1), 7(b)(2), 7(c), 8-10, 11(a), 13, 14, 16-18

The survey must be certified to:

Inland Real Estate Acquisitions, Inc.

Inland American _____________, L.L.C.

Chicago Title Insurance Company

[lender, if identity is provided by Purchaser]

Exhibit 4.02 – Page 1

EXHIBIT 5.02A

SELLER’S INFORMATION

1.

Copies of all leases, amendments and any guarantees.

2.

Current Rent Roll.

3.

Copies of Commencement Letters to Tenants.

4.

General Ledger.

5.

Copies of Tax Bills for calendar years 2008 and 2009.

6.

Receivables status/aging report.

7.

Copies of all the following service agreements:

a.

Landscaping.

b.

Allied Waste.

8.

Existing Phase I Environmental Assessment.

9.

Current tenant contact list.

10.

Certificates of insurance for each tenant.

11.

Survey Plat.

12.

Site Plan.

13.

Building Photographs and aerials.

14.

Zoning Letters.

15.

Building Plans and Specifications.

Exhibit 5.02A – Page 1

EXHIBIT 5.02B

DUE DILIGENCE CHECKLIST

NAME OF PROPERTY:	Comments
A. FINANCIAL INFORMATION
1. Leases a. Copies of all leases, amendments and any guarantees We need within three (3) days after acceptance of agreement.
b. Copies of any REA, OEA, easements and encumbrances We need within three (3) days after acceptance of agreement.
c. Standard Lease Form
2. Rent Roll
a. Current Rent Roll We need within three (3) days after acceptance of agreement.
b. Rent Roll as of December 31 of previous year
c. Rent Information for any tenant who occupied a space during previous year, including vacated tenants as of December 31 of previous year
d. Future rent information for any tenant to occupy a space in the current year whose lease was signed and finalized as of December 31 of the previous year
e. Schedule of rents for free rent and stopped rent periods
3. Copies of Commencement Letters to Tenants
4. Latest leasing status report
5. Summary of recent lease transactions including rate and tenant improvement allowances
6. Percentage Rent
a. List of current tenants on percentage rent only or percentage rent in lieu basis
b. Summary of percentage rents for the year ended December 31 of previous year and related support
7. List of specialty license agreements
8. Operating Statements
a. Prior five full years income/operating statements ending December 31
b. Income/Operating Statement from January 1 through the end of the most recent quarter
c. Year-to-date income/operating statement
d. Balance sheet as of December 31 of previous year
e. Current year/full year operating budgets
f. Following year budget
9. General Ledger

Exhibit 5.02B – Page 1

a. General ledger detail for income statement accounts for the previous year ending December 31
b. Year-to-date general ledger statement
a. Copies of bills for: a. Real estate taxes (last three years)
11. Seller’s Insurance – Copies of Declaration pages for current and previous years
1) Liability
2) Property
12. Tenant Reconciliations
a. Copies of reconciliations for CAM/taxes/insurance for year ended December 31 of previous year for all tenants including vacated Tenants
b. Statement of current monthly amounts paid by tenants for CAM/tax/insurance plus a year-to-date balance of amounts paid by each tenant (Tenant Ledger)

A. FINANCIAL INFORMATION (continued)
13. Information related to any recent CAM or TAX Audits, including copies of reports
14. Leakage report of reimbursable expenses by tenant
15. Receivables status/aging report
16. Tenant sales reports for last three years (absolutely required for tenants who have kick-outs for sales or who paid percentage rent)
17. Tenant financial statements (non-anchor tenants)
a. Lease expirations – next three years a. Status of expirations, with kick-outs, with respect to renewal possibilities
19. Description and breakdown of Promotional Income and Marketing Fund
20. Leasing Plan
B. EXPENSE INFORMATION
1. Twelve months of consecutive utility bills
a. Water
b. Gas
c. Electric
d. Telephone and dedicated lines
2. Copies of all service agreements, contracts or any leases that encumber the property
a. Fire/sprinkler/burglar alarms
b. Antenna cable/satellite dish
c. Cleaning
d. Exterminating
e. Landscaping
f. Scavenger

Exhibit 5.02B – Page 2

g. Security service
h. Snow removal
i. Towing
j. Union contracts
k. Elevator
l. Uniform rental
m. Water softeners
n. Leasing
o. Management Agreement
p. Advertising
q. Tax reduction legal fees
r. Any other service contracts or leases not cancelable in 90 days
3. Copies of one month’s invoices for recurring contractual operating expenses (contractual, landscaping, sweeping, etc.)
4. Copies of invoices for various significant expense items (repairs, maintenance, contractual)
5. Capital improvements
a. Capital improvements over the last 36 months
b. Five-year capital expenditure forecast
c. Assignable warranties (Other than Roof)

C. ENVIRONMENTAL REPORTS
1. Phase I (existing)
2. Phase I (new)
3. Other
D. STAFFING
1. Itemized by position and salary
E. SITE INSPECTIONS
1. Inspection report
2. Photos
F. MISCELLANEOUS
Code violations
a. Current and outstanding
b. Last 24 months, with compliance
c. Contact municipalities as to other problems
Copies of all Warranties
a. Roof
b. Construction
Current tenant contact list
Certificates of insurance for each tenant
Current insurance policies (building and common area)
a. Property
b. Liability
c. Umbrella
d. Elevation Certificates for Flood Insurance
Appraisal

Exhibit 5.02B – Page 3

a. Existing Third Party Appraisal
b. New Appraisal
Marketing/leasing brochures
Survey
Site plan
Building photographs and aerials
Certificates of Occupancy
Zoning Letter
Building Plans and Specifications
Estoppels
Base rent collected in previous five calendar year period by tenant
Physical occupancy for the last five calendar years prior to purchase
Occupancy Rate Effective Year Ending as of Annual Rental Rate December 31 December 31 as of December 31 2004 2003 2002 2001 2000

Exhibit 5.02B – Page 4

EXHIBIT 6.07

RENT ROLL

Exhibit 6.07 – Page 1

Exhibit 6.07 – Page 2

Exhibit 6.07 – Page 3

Exhibit 6.07 – Page 4

Exhibit 6.07 – Page 5

Exhibit 6.07 – Page 6

Exhibit 6.07 – Page 7

Exhibit 6.07 – Page 8

Exhibit 6.07 – Page 9

Exhibit 6.07 – Page 10

Exhibit 6.07 – Page 11

EXHIBIT 8.12

AUDIT REPRESENTATION LETTER

___________________, 20__

KPMG LLP

303 E. Wacker Drive

Chicago, IL  60601

Ladies and Gentlemen:

We are providing this letter in connection with your audit of the Historical Summary of Gross Income an Direct Operating Expenses (“Historical Summary”) of Regal Court Shopping Center, Shreveport, Louisiana (the “Property”) for the year ended December 31, 2009 for the purpose of expressing an opinion as to whether the Historical Summary presents fairly, in all material respects, the gross income and direct operating expenses in conformity with the CASH or ACCRUAL (choose one) method of accounting.

Certain representations in this letter are described as being limited to matters that are material.  Items are considered material, regardless of size, if they involve an omission or misstatement of accounting information that, in the light of surrounding circumstances, makes it probable that the judgment of a reasonable person relying on the information would be changed or influenced by the omission or misstatement.

We confirm, to the best of our knowledge and belief, the following representations made to you during your audit:

1.

We have made available to you all financial records and related data.

2.

There are no:

1.

Violations or possible violations of laws or regulations, whose effects should be considered for disclosure in the Historical Summary or as a basis for recording a loss contingency.

2.

Unasserted claims or assessments that our lawyers have advised us are probable of assertion and must be disclosed in accordance with FASB Accounting Standards Codification (ASC) 450, Contingencies.

3.

          Other liabilities or gain or loss contingencies that are required to be accrued or disclosed by FASB ASC 450, Contingencies.

4.

Material transactions that have not been properly recorded in the accounting records underlying the Historical Summary.

5.

Events that have occurred subsequent to the Historical Summary date and through the date of this letter that would require adjustment to or disclosure in the Historical Summary.

3.

We acknowledge our responsibility for the design and implementation of programs and controls to prevent, deter and detect fraud.  We understand that the term “fraud” includes misstatements arising from fraudulent financial reporting and misstatements arising from misappropriation of assets.

Exhibit 8.12 – Page 1

4.

We have no knowledge of any fraud or suspected fraud affecting the entity involving:

1.

Management,

2.

Employees who have significant roles in internal control over financial reporting, or

3.

Others where the fraud could have a material effect on the Historical Summary.

5.

We have no knowledge of any allegations of fraud or suspected fraud affecting the entity received in communications from employees, former employees, or others.

6.

We have no knowledge of any officer or director of the Property, or any other person acting under the direction thereof, having taken any action to fraudulently influence, coerce, manipulate or mislead you during your audit.

7.

The Property has complied with all aspects of contractual agreements that would have a material effect on the Historical Summary in the event of noncompliance.

8.

All income from operating leases is included as gross income in the Historical Summary.  No other forms of revenue are included in the Historical Summary.

Further, we confirm that we are responsible for the fair presentation in the Historical Summary, results of Gross Income and Direct Operating Expenses for the year ended December 31, 2009 in conformity with the CASH or ACCRUAL (choose one) method of accounting.

Very truly yours,

_______________________________

(insert seller name)

By:

Name:

Its:

 (should be person who signed the contract)

By:

Name:

Its:

 (should be primary accounting decision maker)

Exhibit 8.12 – Page 2

EXHIBIT 9.04

TENANT ESTOPPEL FORM

To:

Inland Real Estate Acquisitions, Inc., its lenders successors and assigns

Inland American _________________, L.L.C., its lenders, successors and assigns

[name of lender], its successors and assigns

2901 Butterfield Road

Oak Brook, Illinois 60523

Attention: Sharon Anderson-Cox

Re:

Lease Agreement dated __________ and amended ___________________ (the “Lease”), between ____________________, as “Landlord”, and _________________, as “Tenant”, guaranteed by ___________________ (“Guarantor”) for leased premises known as Suite ___, Regal Court Shopping Center, Shreveport, Louisiana (the “Premises”)

1.

Tenant hereby certifies to the parties listed above that the following representations with respect to the Lease are accurate and complete as of the date hereof:

a.

Dates of all amendments, letter agreements, modifications and waivers related to the Lease:

b.

Commencement Date:

c.

Expiration Date:

d.

Current Annual Base Rent/Next Adjustment Date:

e.

Fixed or CPI Rent Increases:

f.

Square Footage of Premises:

g.

Security Deposit Paid to Landlord:

h.

Renewal Options:   _______ Additional Terms for ____ years at $__________ per year

i.

Termination Options: N/A

2.

Tenant further certifies to that:

a

the Lease is presently in full force and effect and represents the entire agreement between Tenant and Landlord with respect to the Premises;

b

the Lease has not been assigned and the Premises have not been sublet by Tenant;

c

Tenant has accepted and is occupying the Premises, all construction required by the Lease has been completed and any payments, credits or abatements required to be given by Landlord to Tenant have been given;

d

Tenant is open for business or is operating its business at the Premises;

e

no installment of rent or other charges under the Lease other than current monthly rent has been paid more than 30 days in advance and Tenant is not in arrears on any rental payment or other charges;

Exhibit 9.04 – Page 1

f

Landlord has no obligation to segregate the security deposit or to pay interest thereon;

g

Landlord is not in default under the Lease and no event has occurred which, with the giving of notice or passage of time, or both, could result in a default by Landlord;

h

Tenant has no existing defenses, offsets, liens, claims or credits against the payment obligations under the Lease;

i

Tenant has not been granted any options or rights to terminate the Lease earlier than the Expiration Date (except as stated in paragraph 1(i));

j

Tenant has not been granted any options or rights of first refusal to purchase the Premises;

k

Tenant has not received notice of violation of any federal, state, county or municipal laws, regulations, ordinances, orders or directives relating to the use or condition of the Premises;

l

no hazardous wastes or toxic substances, as defined by all applicable federal, state or local statutes, rules or regulations have been disposed, stored or treated on or about the Premises by Tenant;

m

Tenant has not received any notice of a prior sale, transfer, assignment, pledge or other hypothecation of the Premises or the Lease or of the rents provided for therein;

n

Tenant has not filed, and is not currently the subject of any filing, voluntary or involuntary, for bankruptcy or reorganization under any applicable bankruptcy or creditors rights laws;

o

the Lease does not give the Tenant any operating exclusives for the Premises; and

p

Rent has been paid through ______ __, 2010.

3.

This certification is made with the knowledge that the parties named above are about to acquire title to the Premises or provide financing which shall be secured by a deed of trust (or mortgage), security agreement and assignment of rents, leases and contracts upon the Premises.  Tenant acknowledges that the Landlord’s interest in the Lease (as landlord) will be assigned to a lender as security for the loan.  All rent payments under the Lease shall continue to be paid to Landlord in accordance with the terms of the Lease until Tenant is notified otherwise in writing by the purchaser, or its successors and assigns.  In the event that a lender succeeds to landlord’s interest under the Lease, Tenant agrees to attorn to the lender at lender’s request, so long as the lender agrees that unless Tenant is in default under the Lease, the Lease will remain in full force and effect.  Tenant further acknowledges and agrees that the parties named above, and their respective successors and assigns shall have the right to rely on the information contained in this Certificate.  The undersigned is authorized to execute this Tenant Estoppel Certificate on behalf of Tenant.

[TENANT]

By:

Its:

Date:                                 , 2010

Exhibit 9.04 – Page 2

GUARANTOR ESTOPPEL CERTIFICATE

Date:                                    , 2010

To:

Inland Real Estate Acquisitions, Inc., its lenders successors and assigns

Inland American ________________, L.L.C., its lenders, successors and assigns

[name of lender], its successors and assigns

2901 Butterfield Road

Oak Brook, Illinois 60523

Attention: Sharon Anderson-Cox

Re:

Lease Agreement dated __________ and amended ___________________ (the “Lease”), between ____________________, as “Landlord”, and _________________, as “Tenant”, guaranteed by ___________________ (“Guarantor”) for leased premises known as Suite ___, Regal Court Shopping Center, Shreveport, Louisiana (the “Premises”)

1.

Guarantor certifies to the parties named above that: (a) the Guaranty of Lease has been properly executed by Guarantor and is presently in full force and effect without amendment or modification except as noted above; (b) Guarantor has no existing defenses, offsets, liens, claims or credits against the obligations under the Guaranty of Lease.

2.

This certification is made with the knowledge that the parties named above are about to acquire title to the Premises or provide financing for the Premises which shall be secured by a deed of trust (or mortgage), security agreement and assignment of rents, leases and contracts upon the Premises.  Guarantor further acknowledges and agrees that the parties named above and their respective successors and assigns shall have the right to rely on the information contained in this Certificate.

3.

The undersigned is authorized to execute this Guarantor Estoppel Certificate on behalf of Guarantor.

[GUARANTOR]

By:

Exhibit 9.04 – Page 3

EXHIBIT 11.02(b)

ACT OF SALE

STATE OF LOUISIANA

PARISH OF CADDO

BE IT KNOWN, that on the respective dates hereinafter set forth, but effective as of __________________, 2010;

BEFORE ME, the undersigned Notary Public, duly commissioned and qualified, in and for the County of Harris, State of Texas, therein residing, and in the presence of the undersigned competent witnesses:

PERSONALLY CAME AND APPEARED:

SDI SHREVEPORT, LTD., a Texas limited partnership (EIN# 20-5058707), represented herein by its General Partner, SDI Shreveport Management, LLC, a Texas limited liability company, acting through its Manager, Charles W. Shears, whose mailing address is 712 Main Street, 29th Floor, Houston, Texas  77002 ("Seller") ; and

BE IT KNOWN, that on the respective dates hereinafter set forth, but effective as of __________________, 2010;

BEFORE ME, the undersigned Notary Public, duly commissioned and qualified, in and for the County of ________________, State of _____________________, therein residing, and in the presence of the undersigned competent witnesses:

PERSONALLY CAME AND APPEARED:

INLAND AMERICAN ______, L.L.C., a Delaware limited liability company, acting by and through its _____________________, ______________________, whose mailing address is 2901 Butterfield Road, Oak Brook, IL 60523 (collectively "Purchaser"), who declared that Seller does by these presents, GRANT, BARGAIN, SELL, CONVEY AND DELIVER, with no guaranty of title, except as to Seller's own acts and the acts of those claiming by, through or under Seller but not otherwise, and with complete transfer and subrogation of all rights and actions Seller may have against all former owners and/or proprietors of the property conveyed herein or any tenants who have used the property conveyed herein with or without permission (including all rights for damages of any nature, whether personal or real, against such former owners,

Exhibit 11.02(b) – Page 1

proprietors and tenants and any other right or action related to the previous ownership such former owners, proprietors and tenants of the property conveyed herein, whether liberative or acquisitive) unto Purchaser, here present, accepting and purchasing for itself and its successors and assigns, and acknowledging due delivery and possession thereof, all and singular, the property described on Exhibit "A" attached hereto and made a part hereof for all purposes (the "Land").

TOGETHER WITH all improvements located thereon, and all rights and appurtenances pertaining to the Land, including any right, title and interest of Seller in and to adjacent public roadways, public alleys or easements (the Land and the above-described appurtenances are collectively referred to herein as the "Property").

TO HAVE AND TO HOLD unto Purchaser and Purchaser's heirs, successors and assigns forever.

This sale is made in consideration of the payment of $43,453,000.00, cash in hand paid, the receipt of which is hereby acknowledged by Seller and who grants full acquittance and discharge therefore.

In accordance with La. R.S. 9:2721(B) from and after the date of this Act of Cash Sale, (a) the name of the person responsible for all property taxes and assessments is Inland American ____, L.L.C., a Delaware limited liability company, and (b) all property tax and assessment notices should be mailed to the following address:

Inland American _____, L.L.C.

2901 Butterfield Road

Oak Brook, IL 60523

This sale is made subject to those matters set forth on Exhibit "B" attached hereto and made a part hereof for all purposes. Purchaser, and each of them, hereby acknowledges and recognizes that except as otherwise provided in the Purchase and Sale Agreement the subject Property is sold in "AS IS" condition, and, except as otherwise expressly provided in the Purchase and Sale Agreement between Seller and Purchaser, Purchaser, and each of them, hereby relieves and releases Seller from any and all claims for any vices or defects in the subject property, whether obvious or latent, known or unknown, easily discoverable or hidden, and particularly for any claim or cause of action for redhibition or for diminution of purchase price pursuant to the Louisiana Civil Code.  Purchaser acknowledges that Louisiana redhibition law enables Purchaser to hold Seller responsible for any obvious or hidden defects in the subject property existing on the act of sale date, and that right is being waived.  Purchaser, and each of them, assumes the obligation for the payment of the current year's taxes. The certificate of mortgage is hereby waived by the parties, and evidence of the payment of taxes produced.  All prior years' taxes have been paid.  Taxes for the current year shall be paid by Purchaser.

This Act of Cash Sale may be executed in separate counterparts by each of the Seller and Purchaser, each of which so executed and delivered shall be deemed to be an original and all of

Exhibit 11.02(b) – Page 2

which shall constitute one and the same instrument.

[signatures on following pages]

THUS DONE AND PASSED at my office in Houston, Texas, in presence of the undersigned competent witnesses who hereunto sign their names with the Seller and me, Notary, after due reading of the whole, on the _______ day of __________________, 2010.

SDI SHREVEPORT, LTD.,

a Texas limited partnership

By:

SDI Shreveport Management, LLC,

a Texas limited liability company,

its general partner

By:

Charles W. Shears, Manager

ATTEST:

__________________________

__________________________

_________________________________________

NOTARY PUBLIC

Exhibit 11.02(b) – Page 3

THUS DONE AND PASSED at my office in ____________________, _________________, in presence of the undersigned competent witnesses who hereunto sign their names with the Purchaser and me, Notary, after due reading of the whole on the _______ day of ________________, 2010.

INLAND AMERICAN _____, L.L.LC.,

a Delaware limited liability company

By:

Name:

Title:

ATTEST:

__________________________

__________________________

_________________________________________

NOTARY PUBLIC

Exhibit 11.02(b) – Page 4

EXHIBIT 11.02(c)

BILL OF SALE

This Bill of Sale (this "Bill of Sale") is made by SDI SHREVEPORT, LTD., a Texas limited partnership ("Assignor") in favor of INLAND AMERICAN _____, L.L.C., a Delaware limited liability company ("Assignee").

WITNESSETH:

WHEREAS, contemporaneously with the execution and delivery of this Bill of Sale, Assignor, pursuant to a Purchase and Sale Agreement dated April ____, 2010, between Assignor, as Seller, and Assignee, by assignment, as Buyer (the "Purchase Agreement"), the Assignor has agreed to convey to Assignee that certain tract or parcel of land more particularly described on Exhibit "A" attached hereto and made a part hereof for all purposes, together with the buildings, structures and other improvements located thereon (collectively, the "Property");

WHEREAS, pursuant to the Purchase Agreement Assignor has contracted to assign, transfer and convey to Assignee all fixtures and personal property owned by Assignor located on or attached to the Property ("Personal Property"), and Assignor's interest in any and all contracts or agreements,  maintenance, service or utility contracts, including without limitation; third-party warranties, guaranties, indemnities and claims; licenses, permits or similar documents relating to the Property, all tradenames, trademarks and other identifications of the Property and its operations; all plans, development documents, specifications, surveys, environmental reports, soil testing and reports, ADA, health, and safety reports and audits that pertain to the Property or its operation; and all other items of intangible personal property, owned or held by Assignor that relate in any way to the ownership, construction, development, use, leasing, maintenance, service or operation of the Property (the "Intangibles").

NOW, THEREFORE, in consideration of the sum of Ten and No/100 Dollars ($10.00) and other good and valuable consideration in hand paid by Assignee to Assignor, the receipt and sufficiency of which are hereby acknowledged, Assignor does hereby assign, transfer, convey, set over and deliver to Assignee, and its successors and assigns, good and marketable title to all of Assignor's right, title and interest in and to the Personal Property, Intangibles and the name "Regal Court Shopping Center".

This Bill of Sale is made and accepted subject to the terms of the Purchase Agreement.  Assignor owns the Personal Property, Intangibles, and right to use the name "Regal Court Shopping Center" and has the right to transfer the same free and clear of all liens and encumbrances except as otherwise provided herein or in the Purchase Agreement.

[signatures on the following page]

Exhibit 11.02(c) – Page 1

EXECUTED effective as of the ____ day of ______________________, 2010.

ASSIGNOR:

SDI SHREVEPORT, LTD., a Texas limited partnership

By:

SDI Shreveport Management, LLC,

a Texas limited liability company,

its general partner

By:

Charles W. Shears, Manager

STATE OF TEXAS

COUNTY OF HARRIS

This instrument was acknowledged before me on the             day of _______________, 2010, by CHARLES W. SHEARS, as Manager of SDI Shreveport Management, LLC, a Texas limited liability company, General Partner of SDI SHREVEPORT, LTD., a Texas limited partnership, on behalf of said limited liability company and partnership.

Notary Public

Exhibit 11.02(c) – Page 2

EXHIBIT 11.02(d)

ASSIGNMENT AND ASSUMPTION OF LEASES

This Assignment and Assumption of Leases (this "Assignment") is made by SDI SHREVEPORT, LTD., a Texas limited partnership ("Assignor") in favor of INLAND AMERICAN _____, L.L.C., a Delaware limited liability company ("Assignee").

R E C I T A L S:

A.

Contemporaneously with the execution and delivery of this Assignment, Assignor, pursuant to a Purchase and Sale Agreement dated April ____, 2010, between Assignor, as Seller, and Assignee, by assignment, as Buyer, as amended and/or assigned (the "Purchase Agreement"), Assignor is conveying to Assignee that certain tract or parcel of land more particularly described on Exhibit "A" attached hereto and made a part hereof for all purposes, together with the buildings, structures and other improvements located thereon (collectively hereinafter referred to as the "Property").

B.

Assignor has agreed to assign, transfer and convey to Assignee all of the rights, titles, interests, claims, and demands of the Assignor in all leases (the "Leases") for tenants ("Tenants") occupying the space in the Property, including, without limitation, the Leases listed on the rent roll delivered to Assignee pursuant to the Purchase Agreement, and all prepaid rents and security deposits paid by Tenants to Assignor.

NOW, THEREFORE, in consideration of the sum of TEN AND NO/100 DOLLARS ($10.00) and other good and valuable consideration in hand paid by Assignee to Assignor, the receipt and sufficiency of which are hereby acknowledged and confessed, Assignor and Assignee hereby agree as follows:

1.

As of the date of this Assignment, Assignor does hereby assign, transfer, set over, convey and deliver to Assignee and each of them, all of Assignor's right, title and interest in and to the Leases listed on Exhibit B relating to the Real Property and the business conducted thereat, and to have and to hold the Leases unto Assignee, and their respective successors and assigns, forever and subject to those matters set forth in Exhibit "B" attached hereto and made a part hereof for all purposes (the "Permitted Exceptions").  Assignor does hereby bind itself and its successor and assigns to warrant and forever defend, all and singular, title to the Leases unto Assignee, and each of them and their respective successor and assigns, against ever person whomsoever lawfully claiming or to claim the same, or any part thereof by, through or under Assignor, but not otherwise.

2.

Subject to any limitations provided in the Purchase Agreement, Assignor agrees to indemnify and hold Assignee harmless from and against any and all claims, losses, damages, liabilities, costs or expenses (including reasonable attorney's fees and court costs) which Assignee may incur as a result of any claim made against Assignee by any tenant under any of the Leases, which arises from any performance due, guaranty or warranty made by Assignor to a tenant under the

Exhibit 11.02(d) – Page 1

Leases, tenant's audit of Assignor's CAM and pass-through charges, paid pursuant to a Lease prior to Closing, or any other obligation of Assignor under any of the Leases, accruing under or arising out of the Leases prior to the effective date hereof.

3.

Subject to the provisions of the Leases which in any way limit the Assignor's liability thereunder, and except as otherwise provided in the Purchase Agreement, Assignee agrees to assume the obligations of Assignor under the Leases which first arise or accrue from and after the effective date hereof, and agrees to indemnify and hold Assignor harmless from and against any loss, damage, liability, cost or expense (including reasonable attorney's fees and court costs) accruing under or arising out of the Leases (including, without limitation, its obligations as a landlord under the Leases) from and after the effective date hereof.

4.

This Assignment is subject to the terms of the Purchase Agreement.

5.

The exhibits attached hereto, together with all documents incorporated by reference therein, form an integral part of this Assignment and are hereby incorporated into this Assignment wherever reference is made to them to the same extent as if they were set out in full at the point in which such reference is made.

6.

This Assignment and the terms, covenants, benefits and duties set forth herein shall inure to the benefit and be binding upon the parties, their successors and assigns.

7.

The recitals are incorporated in the body of this Assignment as if set forth at length.

8.

This Assignment may be executed in any number of counterparts, each of which shall be an original; but such counterparts shall together constitute but one in the same instrument. This Assignment may be executed (i) on an original, (ii) on a copy of an original, or (iii) by facsimile transmission copy of an original followed within five (5) calendar days with execution of an original.

9.

This Assignment may be executed by facsimile signature.  An executed copy delivered with facsimile signature shall be deemed an original for all purposes hereof.  Each party executing by facsimile signature shall provide an original signed copy to the party entitled thereto within five (5) days of such delivery.

[signatures on the following pages]

Exhibit 11.02(d) – Page 2

EXECUTED effective as of the ____ day of ______________________, 2010.

ASSIGNOR:

SDI SHREVEPORT, LTD., a Texas limited partnership

By:

SDI Shreveport Management, LLC,

a Texas limited liability company,

its general partner

By:

     Charles W. Shears, Manager

STATE OF TEXAS

COUNTY OF HARRIS

This instrument was acknowledged before me on the             day of _______________, 2010, by CHARLES W. SHEARS, as Manager of SDI Shreveport Management, LLC, a Texas limited liability company, General Partner of SDI SHREVEPORT, LTD., a Texas limited partnership, on behalf of said limited liability company and partnership.

Notary Public

Exhibit 11.02(d) – Page 3

ASSIGNEE:

INLAND AMERICAN _____, L.L.LC.,

a Delaware limited liability company

By:

Name:

Title:

STATE OF

COUNTY OF

This instrument was acknowledged before me on the             day of _______________, 2010, by ___________________________________, __________________________ of INLAND AMERICAN _____, L.L.LC., a Delaware limited liability company, on behalf of said limited liability company.

Notary Public

Exhibit 11.02(d) – Page 4

EXHIBIT 11.02(e)

MASTER LEASE ESCROW AGREEMENT

THIS MASTER LEASE ESCROW AGREEMENT ("Escrow Agreement") is made as of this _____ day of May, 2010 (the "Effective Date"), by and among SDI SHREVEPORT, LTD., a Texas limited partnership (“Seller”), INLAND AMERICAN _________________, L.L.C., a Delaware limited liability company (hereinafter referred to as "Buyer"); and CHICAGO TITLE INSURANCE COMPANY (hereinafter referred to as "Escrow Agent").

RECITALS:

A.

Seller and Inland Real Estate Acquisitions, Inc. previously entered into that certain Purchase and Sale Agreement dated as of April _____, 2010 (the "Contract"), with respect to that certain real property known as Regal Court Shopping Center located in Shreveport, Louisiana (the “Property”), as legally described on the attached Exhibit A. A copy of the Contract has been delivered to Escrow Agent and is incorporated by reference herein.  All capitalized terms not defined herein shall have the meanings ascribed to them in the Contract. Inland Real Estate Acquisitions, Inc. subsequently assigned its interest in the Contract to Buyer by Assignment of Contract effective May __, 2010.

B.

Pursuant to the terms of the Contract, Seller has agreed to deposit with Escrow Agent the sum of $228,900.12 (the “Escrow Deposit”) to be held and disbursed according to the terms and conditions of this Escrow Agreement.

C.

Escrow Agent is willing to accept the Escrow Deposit and hold and disburse same in accordance with the terms and conditions set forth below.

NOW, THEREFORE, for and in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.

Deposit.  Seller hereby deposits with Escrow Agent, and Escrow Agent hereby acknowledges receipt of the sum of $228,900.12 as the Escrow Deposit.  Escrow Agent hereby agrees to deposit the Escrow Deposit into an interest bearing account with a bank, money market account, or other depository reasonably satisfactory to Buyer, Seller and Escrow Agent with interest accruing for the benefit of Seller.  The interest shall not become a part of the Escrow Deposit, but shall be disbursed to Seller by Escrow Agent from time to time, but no less frequently than quarterly.  The federal taxpayer identification of Seller is as follows: 20-5058707.

2.

Vacant Spaces. $162,260.04 of the Escrow Deposit (the “Rent Escrow”) represents the proforma rent and additional rent for a period of twelve (12) months attributable to three (3) tenant spaces in the Property (the "Vacant Spaces") which have not been leased as of the Effective Date. The Vacant Spaces, and their proforma rent and additional rent, are described in Exhibit 11.11A. The Rent Escrow will be held and disbursed by Escrow Agent as follows:

Exhibit 11.02(e) – Page 1

(a)

Seller and Buyer direct the Escrow Agent to disburse to Buyer  on the Effective Date the amount of $__________, which represents a pro rata portion of the proforma rent and additional rent for the period commencing on the Effective Date and ending on the last day of the month in which the Effective Date occurs.

(b)

On the first day of the first month following the Effective Date and thereafter on the first day of each month thereafter until the date a lease for a Vacant Space is executed and the tenant opens for business and commences full payment of rent and additional charges, under each applicable lease covering any of the Vacant Spaces, Seller and Buyer shall instruct the Escrow Agent to disburse to Buyer the monthly proforma rent and additional charges for the unleased Vacant Spaces set forth on Exhibit 11.11A.

(c)

Within ten (10) business days following the date that a Vacant Space is leased and the tenant opens for business and commences full payment of rent and additional charges, and Seller delivers to Buyer an estoppel certificate from the tenant as described in Section 9.04 of the Contract, Seller and Buyer shall instruct the Escrow Agent to disburse the balance of the Rent Escrow applicable to such Vacant Space to Seller.

(d)

One (1) year after the Effective Date, Buyer and Seller shall instruct the Escrow Agent to disburse to Seller the balance of the Rent Escrow.

3.

Smash Burger. $66,640.08 of the Escrow Deposit (the “Smash Burger Escrow”) represents the scheduled rent and additional rent for a period of twelve (12) months attributable to the portion of the Property which has been leased to Shreveport Sizzle, Inc. (“Smash Burger”) as more particularly described on Exhibit 11.12 (the “Smash Burger Gross Rents”). The Smash Burger rent commencement date has occurred, but the tenant has not yet opened for business. The Smash Burger Escrow shall be disbursed as follows:

(a)

At such time or times that Buyer receives from Smash Burger installments of base rent and/or additional rent from Smash Burger, Buyer shall, within five (5) business days, instruct the Escrow Agent to disburse an equal amount to Seller.

(b)

Within ten (10) business days after the date that as Smash Burger opens for business in its premises, and Seller delivers to Buyer an estoppel certificate from Smash Burger as described in Section 9.04 of the Contract, Buyer shall instruct Escrow Agent to disburse to Seller the balance of the Smash Burger Escrow.

(c)

One (1) year after the Closing Date, Buyer and Seller shall instruct the Escrow Agent to disburse to Buyer any balance of the Smash Burger Escrow.

4.

Disputes.  In the event either party objects to the disbursement of the Escrow Deposit as provided above, the Escrow Agent shall have the right, at its option, either (a) to hold the Escrow Deposit in escrow pending resolution of such objection by mutual agreement of the parties or by judicial resolution of same or (b) to disburse the Escrow Deposit into the registry of the court having

Exhibit 11.02(e) – Page 2

jurisdiction over such objection.  After any disbursement of the Escrow Deposit under the terms of this Escrow Agreement, Escrow Agent’s duties and obligations hereunder shall cease.  In the event of any dispute regarding disbursement of the Escrow Deposit, the party ultimately receiving the Escrow Deposit after resolution of such dispute shall be entitled to receive from the other party all the prevailing party’s costs and expenses incurred in connection with the resolution of such dispute including, without limitation, all court costs and reasonable attorney’s fees.

5.

Permitted Investments.  The Escrow Agent agrees to invest the Escrow Deposit in Permitted Investments, as hereinafter defined.  The Escrow Agent shall not invest the Escrow Deposit in any investment that would require the Escrow Agent to pay a penalty for early withdrawal to pay a monthly disbursement.  Interest earned on the Escrow Deposit shall be paid to Seller. For tax purposes, interest earned on the escrowed funds shall be for the account of Seller.  The term "Permitted Investments" means:

(i)

Government Obligations as hereinafter defined;

(ii)

Negotiable or non-negotiable certificates of deposit and time deposits (including Eurodollar certificates of deposit), maturing within ninety (90) days from the date of acquisition, issued by a federally chartered bank having at least $10 billion in total assets (an "Approved Bank"); and

(iii)

money market funds of Chase Manhattan Bank or Bank of America, N.A.

The term "Government Obligations" means (a) direct obligations of the United States of America for the payment of which the full faith and credit of the United States of America is pledged, or (b) obligations issued by a person controlled or supervised by and acting as an instrumentality of the United States of America, the payment of the principal of, premium, if any, and interest on which is fully guaranteed as a full faith and credit obligation of the United States of America (including any securities described in (a) or (b) above in this sentence issued or held in book-entry form on the books of the Department of the Treasury of the United States of America), which obligations, in either case, are not subject to redemption prior to maturity at less than par by anyone other than the owner.

6.

Costs.  The costs of administration of this Escrow Agreement by Escrow Agent shall be paid equally by Seller and Buyer.  This Escrow Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, principals, successors and assigns and shall be governed and construed in accordance with the laws of the State of Illinois.  No modification, amendment or waiver of the terms hereof shall be valid or effective unless in writing and signed by all of the parties hereto.  This Escrow Agreement may be executed in multiple counterpart originals,

Exhibit 11.02(e) – Page 3

each of which shall be deemed to be and shall constitute an original.  If there is any conflict between the terms of this Escrow Agreement and the terms of the Contract, the terms of the Contract shall control in all events.

7.

Termination Date.  The Termination Date of this Escrow Agreement shall be the earlier of the disbursement of the entire Escrow Deposit or one (1) year after the Effective Date.

8.

No Waiver.  No delay or leniency of Buyer in requiring strict performance of the terms and conditions hereof shall constitute a waiver of its rights hereunder.

9.

 No Pledge or Encumbrance.  Seller shall not, pledge, assign or grant any security interest in the Escrow Deposit nor permit any lien or encumbrance to attach thereto.

10.

Notices.  All notices, payments, requests, reports, information or demands which any party hereto may desire or may be required to give to any other party hereunder, shall be in writing and shall be personally delivered or sent by facsimile (answer back received), or by overnight courier, and sent to the party at its address appearing below or such other address as any other party shall hereafter inform the other party hereto by written notice given as aforesaid:

If to Seller, to:

SDI Shreveport, Ltd.

712 Main Street, 29th Floor

Houston, Texas  77002

Phone:

(713) 892-5200

Facsimile:

(713) 892-5032

with a copy to:

Michael B. Massey

Craddock Massey LLP

1400 Post Oak Boulevard, Suite 640

Houston, Texas  77056

Phone:

(713) 960-6400

Facsimile:

(713) 960-6401

If to Buyer, to:

Inland American __________, L.L.C.

2901 Butterfield Road

Oak Brook, IL 60523

Attention: Lou Quilici

Phone:

(630) 218-4925

Facsimile:

(630) 218-4935

With a copy to:

The Inland Real Estate Group, Inc.

Law Department

2901 Butterfield Road

Oak Brook, IL 60523

Attention: Robin Rash, Esq.

Phone:

630/218-2855

Facsimile:

630/218-4900

Exhibit 11.02(e) – Page 4

If to Escrow Agent:

Chicago Title Insurance Company

171 N. Clark

3rd Floor, Division 2

Chicago, Illinois  60601

Attention:  Nancy Castro

Phone:

312/223-2709

Facsimile:

312/223-2108

Except as otherwise specified herein, all notices and other communications shall be deemed to have been duly given on the first to occur of (i) the date of delivery if delivered personally, or (ii) on the date of deposit with the overnight courier if sent by overnight courier or the date of the facsimile, if give by facsimile. Any party may change its address for purposes hereof by notice to the other. All notices hereunder and all documents and instruments delivered in connection with this transaction or otherwise required hereunder shall be in the English language. Each party shall be entitled to rely on all communications which purport to be on behalf of the party and purport to be signed by an authorized party or the above indicated attorneys. A failure to send the requisite copies does not invalidate an otherwise properly sent notice to Seller and/or Buyer.

11.

Counterparts.  This Escrow Agreement may be executed in counterparts and shall constitute an agreement binding on all parties notwithstanding that all parties are not signatories of the original or the same counterpart.  Furthermore, the signatures from one counterpart may be attached to another to constitute a fully executed original.  The Escrow Agreement may be executed by facsimile.

12.

Governing Law, Jurisdiction and Venue.  This Escrow Agreement shall be governed by and construed and enforced in accordance with the substantive laws of the State of Illinois without regard to Louisiana conflict of laws principals. If any term or provision of this Escrow Agreement shall be determined to be illegal or unenforceable, all other terms and provisions hereof shall never the less remain effective and shall be enforced to the fullest extent permitted by applicable law, and in lieu such illegal or unenforceable provisions there shall be added automatically as part of this Escrow Agreement a provision as similar in terms to such invalid, illegal or unenforceable provision as may be possible and be valid, legal and enforceable.

13.

Binding Effect.  This Escrow Agreement and all the covenants, promises and agreements contained herein shall be binding upon and inure to the benefit of the respective legal representatives, personal representatives, devisees, heirs, successors and assigns of the Seller and Buyer.

[signatures begin on following page]

Exhibit 11.02(e) – Page 5

(Signature Page to Master Lease Escrow Agreement)

SELLER: SDI SHREVEPORT, LTD., a Texas limited partnership By: SDI Shreveport Management, LLC, General Partner By: Charles W. Shears, Manager Date signed by Seller: May ______, 2010

Exhibit 11.02(e) – Page 6

(Signature Page to Master Lease Escrow Agreement)

PURCHASER:

INLAND AMERICAN _____________, L.L.C.,

a Delaware limited liability company

By:

Name:

Its:

Date signed by Purchaser: May ___, 2010

ESCROW AGENT:

CHICAGO TITLE INSURANCE COMPANY

By:

Name:

Its:

Date signed by Escrow Agent: May ___, 2010

Exhibit 11.02(e) – Page 7

EXHIBIT A

PROPERTY

LOTS 1, 2, 3, 4, 4-A, 5, 6, 11 and 12, REGAL CROSSING [being a subdivision of part of fractional Section 37, Township 17 North, Range 13 West, Caddo Parish, Louisiana, 13 Lots 39.499 Acres], a subdivision in the City of Shreveport, Caddo Parish, Louisiana, as per that plat recorded in Book 5050, Pages 191-192 under Registry No.2097143 of the Records of Caddo Parish, Louisiana.

LOTS 7A, 8A and 9A, REGAL CROSSING UNIT 2 [being a resubdivision of Lots 7 - 10 of Regal Crossing as recorded in Book 5050, Pages 191-192 of the Conveyance Records of Caddo Parish, Louisiana, being located in fractional Section 37, Township 17 North Range 13 West Caddo Parish, Louisiana, Area 4.820 Acres], a subdivision in the City of Shreveport, Caddo Parish, Louisiana, as per that plat recorded in Book 6000, Page 54 under Registry No. 2152463 of the Records of Caddo Parish, Louisiana.

Exhibit 11.02(e) – Page 8

EXHIBIT 11.11A

VACANT SPACES/PROFORMA RENTS

Space	Size	Monthly Base Rent	Monthly Operating Expense	Monthly Real Estate Tax	Monthly Insurance	Monthly Gross Rent
3047-7547-CU	1,360 sq. ft.	$2,493.33	$255.00	$170.00	$56.67	$2,975.00
3048-150-CU	1,540 sq. ft	$3,080.00	$288.75	$192.50	$64.17	$3,625.42
3049-150-CU	2,940 sq. ft.	$5,880.00	$551.25	$367.50	$122.50	$6,921.25
TOTAL		$11,453.33	$1,095.00	$730.00	$243.34	$13,521.67

Exhibit 11.11A – Page 1

EXHIBIT 11.12

SMASH BURGER GROSS RENTS

Monthly Gross Rent:

Base Rent:

$  4,666.67

Operating Expense:

       466.67

Real Estate Tax:

       326.67

Insurance:

         93.33

Total Monthly Gross Rent:

$  5,553.34

Annual Gross Rent:

$66,640.08

Exhibit 11.12 – Page 1

EXHIBIT 11.08

TENANT NOTICE FORM

May ____, 2010

Re:  Notice of Sale of Regal Court Shopping Center, Shreveport, Louisiana

Dear Tenants:

Please be advised that as of May ____, 2010 the above referenced property has been sold and the new property management company is Inland American Retail Management LLC.

Inland American Retail Management, LLC will be the operational manager for this commercial retail center.  Direct all property-related inquiries, notices, and correspondence to:

Inland American Retail Management LLC / Building #_____

Attn: DeAnna Grant

12370 Jones Road

Houston, TX  77070

281-970-3300 phone - 972-733-0522 fax

With a copy to:

Inland American Retail Management, LLC / Building #_____

2901 Butterfield Road

Oak Brook, IL  60523

Attn: Vice President

Inland American Retail Management, LLC will be responsible for all financial obligations, including all accounts receivable and accounts payable functions.  All payments should be made payable to and sent to:

Inland American Retail Management, LLC / Bldg. #______

13977 Collections Center Drive

Chicago, IL  60693-0139

(signature page follows)

Exhibit 11.08 – Page 1

 SIGNATURE PAGE FOR

TENANT NOTICE LETTER

IN WITNESS WHEREOF, Seller and Purchaser have caused this Tenant Notice Letter to be executed as of the day and year first above written.

SELLER:

SDI SHREVEPORT, LTD.,

a Texas limited partnership

By:

SDI Shreveport Management, LLC,

General Partner

By:

Charles W. Shears, Manager

PURCHASER:

INLAND AMERICAN ___________________, L.L.C., a Delaware limited liability company

By:

Inland American Real Estate Trust, Inc., a Maryland corporation, its sole member

By:

Name:

Title:

Exhibit 11.08 – Page 2

EXHIBIT 11.11A

VACANT SPACES/PROFORMA RENTS

Space	Size	Monthly Base Rent	Monthly Operating Expense	Monthly Real Estate Tax	Monthly Insurance	Monthly Gross Rent
3047-7547-CU	1,360 sq. ft.	$2,493.33	$255.00	$170.00	$56.67	$2,975.00
3048-150-CU	1,540 sq. ft	$3,080.00	$288.75	$192.50	$64.17	$3,625.42
3049-150-CU	2,940 sq. ft.	$5,880.00	$551.25	$367.50	$122.50	$6,921.25
TOTAL		$11,453.33	$1,095.00	$730.00	$243.34	$13,521.67

Exhibit 11.11A – Page 1

EXHIBIT 11.11B

LEASE CRITERIA

1.

Proposed Use: The proposed use shall be a use typically found in retail centers of this type. Buyer’s approval of the proposed use shall take into consideration duplicate uses at the Property and uses at properties of the same size and class as the Property. The proposed use shall not violate any exclusives (nor any prohibited uses) existing in any other tenant’s lease or covenants existing in any other documents of record.

2.

Exclusive Use: The scope of any exclusive to be granted to the proposed tenant shall be subject to Buyer’s approval in its reasonable discretion and shall in no event either apply to existing leases or be broader than the uses initially contemplated by the tenant.

3.

Sales Reporting: The proposed lease must provide for tenant sales reporting at a minimum of quarterly with monthly being the preferred method. This requirement shall not apply to any publicly-held tenant who reports its sales at least quarterly to the SEC.

4.

Co-Tenancy Provisions: Any co-tenancy provisions of a proposed lease shall be subject to Buyer’s approval in its sole discretion.

5.

Term: The proposed lease shall be for an original term of: (a) for tenants of 5,000 square feet or less, not less than 5 years nor more than 10 years; (b) for tenants of more than 5,000 square feet, not less than 10 years nor more than 15 years.

6.

Concessions/TI Allowances: No concessions shall be provided to the tenant (e.g., free rent, CAM, taxes, insurance relief, TI’s) which would be at Buyer’s expense. Concessions granted at Seller’s expense are may be acceptable, but must be satisfied prior to the earnout payment for that tenant. No proposed lease will include rent reductions or early termination clauses of any kind prior to the end of the initial term, except for customary casualty and condemnation provisions. Any tenant improvement allowances shall be at market rates, not to exceed $15.00 for 2nd generation space and $30.00 per square foot for 1st generation space (over vanilla shell). If all concessions and allowances have not been fully satisfied prior to the earnout payment for that tenant, Buyer may, in its sole discretion, allow such unsatisfied amounts to be a credit to Buyer against the earnout price.

7.

Form Lease: All leases shall be prepared substantially in accordance with the small shop tenant lease form approved by Buyer subject to commercially reasonable variances and prevailing market parameters, except that a lease for a national tenant of 10,000 square feet or more (a “Junior Anchor”) may be prepared using the tenant’s lease form.

Exhibit 11.11B – Page 1

8.

Tenant Experience: The proposed tenant or operator shall have successful retail and/or business operating experience including, but not limited to, 3 years in the type of business to be operated at the leased premises.  In the absence of 3 years experience, the proposed tenant must be an approved franchisee of a recognized franchisor. Seller will obtain from all tenants a completed and signed Lease Application according to the form then in use by Buyer. The proposed tenant or operator (or the franchisor, if applicable) shall have more than one location, unless it is a one-location type of tenant such as a doctor or dentist office.

9.

Net Worth: The net worth of the tenant and/or its guarantor must be acceptable to Buyer. As a guideline, the aggregate net worth of a tenant (or its guarantor) who is not a national credit tenant must be at least equal to 5 years of the total aggregate annualized rent, including all expenses and other pass-throughs, and must have liquid assets at least equal to 2 years of the total aggregate annualized rent, including all expenses and other pass-throughs. The net worth of a tenant or guarantor which is a national credit tenant shall be subject to Buyer’s reasonable approval.

10.

Guarantors: All tenants who do not meet the net worth requirements must have a lease guarantor acceptable to Buyer for the entire term of the lease, without qualification or conditions. If the guarantor is an individual, his or her spouse must also execute the guaranty.

11.

Financial Reporting: All tenants who are not publicly held and required to report their financial condition to the SEC must be obligated to provide audited financial statements to Landlord not less frequently than annually.

12.

Rent Increases: All proposed leases shall average at least 3% increases per year over the primary term of the lease. The only permitted exception is National Credit Tenants which must average no less than 10% increases every 5 years minimum.

13.

Pass-Throughs: In addition to tenant’s base rent, the proposed leases will include 100% reimbursement for taxes, insurance and common area maintenance, including either a 10% (of CAM) administrative charge or a 4-1/2% management fee. For properties in Texas, the lease must obligate the tenant to reimburse landlord for margin tax.

14.

No Related Party Leases: No proposed tenant shall be: (i) under common ownership and/or control of Seller, nor (ii) related (in the context of familial relations and also in the context of business relations) to Seller or its respective constituent partners, members, owners, etc.

The Leasing Parameters represent guidelines for earnout leases. All leases presented by the Seller to Buyer shall require the approval of Buyer in its reasonable discretion (unless the

Exhibit 11.11B – Page 2

Leasing Parameters specify sole discretion for a parameter, in which case the more stringent requirement shall apply). Seller should present to Buyer all lease proposals, letters of intent, etc. as early as possible, to ensure that the Leasing Parameters are satisfied by each prospective tenant.

Exhibit 11.11B – Page 3

EXHIBIT 11.12

SMASH BURGER GROSS RENTS

Monthly Gross Rent:

Base Rent:

$  4,666.67

Operating Expense:

       466.67

Real Estate Tax:

       326.67

Insurance:

         93.33

Total Monthly Gross Rent:

$  5,553.34

Annual Gross Rent:

$66,640.08

Exhibit 11.02(d) – Page 4

FIRST AMENDMENT TO

PURCHASE AND SALE AGREEMENT

THIS FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT (the “Amendment”) is entered into this 4th day of May, 2010, by and between INLAND REAL ESTATE ACQUISITIONS, INC., an Illinois corporation (“Buyer”), and SDI SHREVEPORT, LTD., a Texas limited partnership (“Seller”).

RECITALS:

On or about April 9, 2010, Buyer and Seller entered into a letter agreement (the “Agreement”) pursuant to which Buyer agreed to purchase and Seller agreed to sell certain real property located in Shreveport, Louisiana (the “Property”), as more fully described in the Agreement.

The parties wish to amend the Agreement as provided herein. All capitalized terms not defined herein shall have the meanings attributed to them in the Agreement.

AGREEMENTS:

In consideration of these recitals and the mutual covenants, representations, warranties and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1.

The first sentence of Section 5.03 of the Agreement is amended in its entirety to read as follows: “Buyer shall have until May 14, 2010 (the “Inspection Period”) to inspect the Property.”

2.

Section 11.01 of the Agreement is amended in its entirety to read as follows: “Closing shall occur at the office of the Title Company at 10:00 o'clock a.m. on May 14, 2010 (the "Closing Date").

3.

Except as amended herein, the remaining terms and conditions of the Agreement shall remain in full force and effect.

[Signature Page Follows]

127098v1

The Buyer and Seller have each caused this First Amendment to Purchase and Sale Agreement to be executed by its duly authorized officer all as of the day and year first above written.

BUYER:

INLAND REAL ESTATE ACQUISITIONS, INC., a Delaware corporation

By:

/s/ Lou Quilici

Name:

Lou Quilici

Its:

Senior Vice President

SELLER:

SDI SHREVEPORT, LTD.,

a Texas limited partnership

By:

SDI Shreveport Management, LLC,

General Partner

By:

/s/ Kenneth S. Deheny

Kenneth S. Deheny, Manager

2

SECOND AMENDMENT TO

PURCHASE AND SALE AGREEMENT

THIS SECOND AMENDMENT TO PURCHASE AND SALE AGREEMENT (the “Amendment”) is entered into this 14th day of May, 2010, by and between INLAND REAL ESTATE ACQUISITIONS, INC., an Illinois corporation (“Buyer”), and SDI SHREVEPORT, LTD., a Texas limited partnership (“Seller”).

RECITALS:

On or about April 9, 2010, Buyer and Seller entered into a letter agreement (the “Original Agreement”) pursuant to which Buyer agreed to purchase and Seller agreed to sell certain real property located in Shreveport, Louisiana (the “Property”), as more fully described in the Original Agreement. On May 4, 2010, the parties entered into a First Amendment to Purchase and Sale Agreement (the “First Amendment”). The Original Agreement and First Amendment are collectively referred to as the “Agreement”).

The parties wish to amend the Agreement as provided herein. All capitalized terms not defined herein shall have the meanings attributed to them in the Agreement.

AGREEMENTS:

In consideration of these recitals and the mutual covenants, representations, warranties and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

4.

The parties agree that on or before the first anniversary of the Closing Date, Seller shall, at its sole cost and expense, put each of the Vacant Spaces into vanilla box condition in accordance with the specifications set forth on Exhibit "A" attached to this Amendment..

5.

Exhibit 11.11B of the Agreement is hereby deleted in its entirety and replaced with Exhibit 11.11B attached to this Amendment.

6.

Except as amended herein, the remaining terms and conditions of the Agreement shall remain in full force and effect.

[Signature Page Follows]

127098v1

The Buyer and Seller have each caused this Second Amendment to Purchase and Sale Agreement to be executed by its duly authorized officer all as of the day and year first above written.

BUYER:

INLAND REAL ESTATE ACQUISITIONS, INC., a Delaware corporation

By:

/s/ Lou Quilici

Name:

Lou Quilici

Its:

Senior Vice President

SELLER:

SDI SHREVEPORT, LTD.,

a Texas limited partnership

By:

SDI Shreveport Management, LLC,

General Partner

By:

/s/ Charles W. Shears

Charles W. Shears, Manager

2

EXHIBIT "A"

VANILLA BOX SPECIFICATIONS

EXHIBIT 11.11B

LEASE CRITERIA

15.

Proposed Use: The proposed use shall be a use typically found in retail centers of this type. Buyer’s approval of the proposed use shall take into consideration duplicate uses at the Property and uses at properties of the same size and class as the Property. The proposed use shall not violate any exclusives (nor any prohibited uses) existing in any other tenant’s lease or covenants existing in any other documents of record.

16.

Exclusive Use: The scope of any exclusive to be granted to the proposed tenant shall be subject to Buyer’s approval in its reasonable discretion and shall in no event either apply to existing leases or be broader than the uses initially contemplated by the tenant.

17.

Co-Tenancy Provisions: Any co-tenancy provisions of a proposed lease shall be subject to Buyer’s approval in its sole discretion.

18.

Term: The proposed lease shall be for an original term of: (a) for tenants of 5,000 square feet or less, not less than 5 years nor more than 10 years; (b) for tenants of more than 5,000 square feet, not less than 10 years nor more than 15 years.

19.

Concessions/TI Allowances: No concessions shall be provided to the tenant (e.g., free rent, CAM, taxes, insurance relief, TI’s) which would be at Buyer’s expense. Concessions granted at Seller’s expense are may be acceptable, but must be satisfied prior to the earnout payment for that tenant. No proposed lease will include rent reductions or early termination clauses of any kind prior to the end of the initial term, except for customary casualty and condemnation provisions. Any tenant improvement allowances shall be at market rates, not to exceed $15.00 for 2nd generation space and $30.00 per square foot for 1st generation space (over vanilla shell). If all concessions and allowances have not been fully satisfied prior to the earnout payment for that tenant, Buyer may, in its sole discretion, allow such unsatisfied amounts to be a credit to Buyer against the earnout price.

20.

Form Lease: All leases shall be prepared substantially in accordance with the small shop tenant lease form approved by Buyer subject to commercially reasonable variances and prevailing market parameters, except that a lease for a national tenant of 10,000 square feet or more (a “Junior Anchor”) may be prepared using the tenant’s lease form.

21.

Tenant Experience: The proposed tenant or operator shall have successful retail and/or business operating experience including, but not limited to, 3 years in the type of business to be operated at the leased premises.  In the absence of 3 years experience, the proposed tenant must be an approved franchisee of a recognized franchisor. Seller will obtain from all tenants a completed and signed Lease Application according to the form then in use by Buyer. The proposed tenant or operator (or the franchisor, if applicable) shall have more than one location, unless it is a one-location type of tenant such as a doctor or dentist office.  This provision will not apply if the current tenant on either side is expanding into the Vacant Space.

22.

Net Worth: The net worth of the tenant and/or its guarantor must be acceptable to Buyer. As a guideline, the aggregate net worth of a tenant (or its guarantor) who is not a national credit tenant must be at least equal to 3 years of the total aggregate annualized rent, including all expenses and other pass-throughs, and must have liquid assets at least equal to 1 years of the total aggregate annualized rent, including all expenses and other pass-throughs. The net worth of a tenant or guarantor which is a national credit tenant shall be subject to Buyer’s reasonable approval.

23.

Guarantors: All tenants who do not meet the net worth requirements must have a lease guarantor that meets the net worth requirements set forth above for the entire term of the lease, without qualification or conditions. If the guarantor is an individual, his or her spouse must also execute the guaranty.

24.

Financial Reporting: All tenants who are not publicly held and required to report their financial condition to the SEC must be obligated to provide financial statements to Landlord not less frequently than annually.

25.

Rent Increases: All proposed leases must average no less than 10% increases every 5 years minimum.

26.

Pass-Throughs: In addition to tenant’s base rent, the proposed leases will include 100% reimbursement for taxes, insurance and common area maintenance, including either a 10% (of CAM) administrative charge or a 4-1/2% management fee. For properties in Texas, the lease must obligate the tenant to reimburse landlord for margin tax.

27.

No Related Party Leases: No proposed tenant shall be: (i) under common ownership and/or control of Seller, nor (ii) related (in the context of familial relations and also in the context of business relations) to Seller or its respective constituent partners, members, owners, etc.

The Leasing Parameters represent guidelines for earnout leases. All leases presented by the Seller to Buyer shall require the approval of Buyer in its reasonable discretion (unless the Leasing Parameters specify sole discretion for a parameter, in which case the more stringent requirement shall apply). Seller should present to Buyer all lease proposals, letters of intent, etc. as early as possible, to ensure that the Leasing Parameters are satisfied by each prospective tenant.  Buyer shall respond to any proposed lease within three (3) business days.  Otherwise, the lease will be deemed approved.

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